UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

SB Capital and Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

SB Capital and Income Fund

Annual Report  •  December 31, 2005

What’s

Inside

Fund Objective

The Fund seeks total return (that is, a combination of income and long-term capital appreciation).

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices.

Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

SB Capital and Income Fund          I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract and sub-advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the fund and the Manager and new sub-advisory contract which became effective on December 1, 2005.

On or about April 7, 2006 the SB Capital and Income Fund will be renamed the Legg Mason Partners Capital and Income Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         SB Capital and Income Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 1, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

SB Capital and Income Fund          III

Manager Overview

MARK J. McALLISTER, CFA (left) Portfolio Manager MICHAEL SEDOY, CFA (right) Portfolio Manager

Special Shareholder Notice

The Fund currently offers five classes of Smith Barney shares: Class A, Class B, Class C, Class O and Class Y and five classes of Salomon Brothers shares: Class A, Class B, Class C, Class O and Class Y. As of February 17, 2006, the Fund will stop offering Smith Barney Class O shares, except to existing shareholders in connection with the reinvestment of dividends. The Fund will continue to offer the following Smith Barney shares: Class A, Class B, Class C and Class Y shares. The Fund will also stop offering any remaining Salomon Brothers share classes, except to existing shareholders in connection with the reinvestment of dividends and the conversion of Salomon Brothers Class B shares to Salomon Brothers Class A shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Smith Barney Class O shares and all of the outstanding Salomon Brothers shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value. Smith Barney Class A shares represent an interest in the same pool of assets as both the Smith Barney Class O shares and the Salomon Brothers share classes, and have the same investment objective and portfolio managers, but have lower overall operating expenses than both the Smith Barney Class O shares and Salomon Brothers share classes. The Smith Barney share class prospectus contains information about the fees and expenses, historical performance, exchange privileges and other features of the Smith Barney Class A shares. For a copy of the prospectus, please call your Service Agent or Financial Consultant, or go to www.citigroupam.com.

Share classes discussed above will be converted automatically. At the close of business on April 21, 2006, shareholders will receive Smith Barney Class A shares with the same net asset value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders who currently own the aforementioned shares, but who do not wish to have their shares automatically converted to Smith Barney Class A shares, should contact their Service Agent or Financial Consultant prior to the close of business on April 21, 2006. In that case, the Smith Barney Class O shares and all Salomon Brothers shares will be redeemed and shareholders will receive the net asset value of their shares next determined after receipt of the redemption order in cash. Shareholders will not be subject

SB Capital and Income Fund 2005 Annual Report         1

to any contingent deferred sales charges or other sales charges or fees at the time of redemption. Capital gain or loss will be recognized upon the redemption of shares by shareholders who do not own their Smith Barney Class O shares or Salomon Brothers shares in a tax-advantaged account.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Smith Barney fund or Salomon Brothers fund that is available for exchange, as long as the exchange is initiated prior to the close of business on April 21, 2006. Of course, shareholders may redeem their shares at any time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. There was no shortage of problems for the U.S. economy to overcome during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. However, the U.S. economy proved to be resilient and provided a positive backdrop for the stock market in 2005.

Businesses across America did their part with record levels of profits for the third consecutive year, strong underlying fundamentals and well-balanced growth. Unfortunately, this did not translate into strong stock market returns, as the S&P 500 Indexi gained a modest 4.91% in 2005.

After much speculation about a fourth quarter rally, the U.S. equity market had an unremarkable finish. The year ended with equities falling in October due to concerns over inflation and continued interest rate hikes by the Federal Reserve Board (“Fed”),ii rallying in November, as better-than-expected corporate earnings and falling oil prices buoyed investor confidence and finally, treading water in December with increased merger and acquisition activity offset by a cooling housing market.

The Fed continued to raise interest rates over the period in an attempt to ward off inflation. All told, the Fed’s rate hikes have brought the target for the federal funds rateiii to 4.25%. This represents the longest sustained Fed tightening cycle since 1977-1979. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. In addition, the yield curve inverted, as the yield on the two-year Treasury note surpassed that of 10-year Treasuries. This anomaly was notable since it has often foreshadowed economic recessions.

Looking more closely at the stock market’s returns in 2005, the top-performing sector of the S&P 500 Index was energy, gaining 31.35%, followed at a distance by the utilities and financials sectors, rising 16.84% and 6.48% respectively. In contrast, the consumer discretionary, telecommunication services and technology sectors produced weak returns.

Performance Review

For the 12 months ended December 31, 2005, Smith Barney Class A shares of the SB Capital and Income Fund, excluding sales charges, returned 7.11%. These shares outperformed the Fund’s unmanaged benchmark, the S&P 500 Index, which returned 4.91% for the same period. The Lipper Flexible Portfolio Funds Category Average1 increased 5.63% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 378 funds in the Fund’s Lipper category, and excluding sales charges.

2         SB Capital and Income Fund 2005 Annual Report

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

SB Capital and Income Fund — Smith Barney Class A Shares	5.00%	7.11%

S&P 500 Index	5.76%	4.91%

Lipper Flexible Portfolio Funds Category Average	5.29%	5.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
Current reimbursements and/or fee waivers for Salomon Brothers Class A shares, Salomon Brothers Class B shares and Salomon Brothers Class C shares are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance for Salomon Brothers Class A shares, Salomon Brothers Class B shares and Salomon Brothers Class C shares would have been lower.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Smith Barney Class B shares returned 4.72%, Smith Barney Class C shares returned 4.53%, Smith Barney Class O shares returned 4.73%, Smith Barney Class Y shares returned 5.21%, Salomon Brothers Class A shares returned 4.87%, Salomon Brothers Class B shares returned 4.36% and Salomon Brothers Class C shares returned 4.36% over the six months ended December 31, 2005. Excluding sales charges, Smith Barney Class B shares returned 6.60%, Smith Barney Class C shares returned 6.29%, Smith Barney Class O shares returned 6.62%, Smith Barney Class Y shares returned 7.53%, Salomon Brothers Class A shares returned 6.91%, Salomon Brothers Class B shares returned 5.94% and Salomon Brothers Class C shares returned 5.92% over the twelve months ended December 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 411 funds for the 6-month period and among the 378 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Energy, financials and healthcare were the strongest contributing sectors to performance of the equity segment of the Fund during the period. The equity securities that contributed most to Fund performance included Nexen Inc., Marathon Oil Corp., Boeing Co., Genentech Inc. and Telewest Global Inc. We continued to hold the securities mentioned above at the end of the period.

High yield bonds continued to be the largest component and the most significant contributor to the performance of the fixed income portion of the portfolio.

SB Capital and Income Fund 2005 Annual Report         3

What were the leading detractors from performance?

A. The equity sectors that contributed the least to Fund performance included information technology, materials and industrials. The equity securities that detracted most from Fund performance were Navistar International Corp., OSI Pharmaceuticals Inc., Lexmark International Inc., Zimmer Holdings Inc. and Nortel Networks Corp. During the period, we sold our position in Navistar International Corp., OSI Pharmaceuticals Inc., Lexmark International Inc. and Zimmer Holdings Inc., but continued to hold Nortel Networks Corp.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Thank you for your investment in the SB Capital and Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark J. McAllister, CFA Portfolio Manager	Michael Sedoy, CFA Portfolio Manager

February 1, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Total SA, Sponsored ADR (1.6%), Ciena Corp. Senior Notes, 3.750% due 2/1/08 (1.6%), Telewest Global Inc. (1.5%), General Electric Co. (1.3%), Boeing Co. (1.3%), Capital One Financial Corp. (1.2%), Microsoft Corp. (1.2%), Marathon Oil Corp. (1.1%), Host Marriot Finance Trust, 6.750% due 12/2/26 (1.0%) and Nexen Inc. (0.9%). Please refer to pages 10 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (18.1%), Health Care (12.8%), Consumer Discretionary (12.8%), Information Technology (10.6%) and Energy (9.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

4         SB Capital and Income Fund 2005 Annual Report

Fund at a Glance (unaudited)

†	Amount represents less than 0.1% of total investments.

SB Capital and Income Fund 2005 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Smith Barney Class A	5.00%	$1,000.00	$1,050.00	1.13%	$5.84

Smith Barney Class B	4.72	1,000.00	1,047.20	1.65	8.51

Smith Barney Class C	4.53	1,000.00	1,045.30	1.95	10.05

Smith Barney Class O	4.73	1,000.00	1,047.30	1.59	8.20

Smith Barney Class Y	5.21	1,000.00	1,052.10	0.78	4.03

Salomon Brothers Class A	4.87	1,000.00	1,048.70	1.37	7.07

Salomon Brothers Class B	4.36	1,000.00	1,043.60	2.21	11.38

Salomon Brothers Class C	4.36	1,000.00	1,043.60	2.31	11.90

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         SB Capital and Income Fund 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Smith Barney Class A	5.00%	$1,000.00	$1,019.50	1.13%	$5.75

Smith Barney Class B	5.00	1,000.00	1,016.88	1.65	8.39

Smith Barney Class C	5.00	1,000.00	1,015.37	1.95	9.91

Smith Barney Class O	5.00	1,000.00	1,017.18	1.59	8.08

Smith Barney Class Y	5.00	1,000.00	1,021.27	0.78	3.97

Salomon Brothers Class A	5.00	1,000.00	1,018.29	1.37	6.97

Salomon Brothers Class B	5.00	1,000.00	1,014.06	2.21	11.22

Salomon Brothers Class C	5.00	1,000.00	1,013.56	2.31	11.72

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Twelve Months Ended 12/31/05	7.11%	6.60%	6.29%	6.62%	7.53%	6.91%	5.94%	5.92%

Five Years Ended 12/31/05	6.00	5.47	5.19	5.49	6.41	N/A	N/A	N/A

Ten Years Ended 12/31/05	9.19	8.64	N/A	8.67	N/A	N/A	N/A	N/A

Inception* through 12/31/05	10.06	10.72	4.83	9.39	9.33	13.58	10.89	10.78

	With Sales Charges(3)
	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Twelve Months Ended 12/31/05	1.75%	1.60%	5.29%	5.62%	7.53%	0.74%	0.94%	4.92%

Five Years Ended 12/31/05	4.92	5.31	5.19	5.49	6.41	N/A	N/A	N/A

Ten Years Ended 12/31/05	8.63	8.64	N/A	8.67	N/A	N/A	N/A	N/A

Inception* through 12/31/05	9.63	10.72	4.83	9.39	9.33	10.84	9.72	10.78

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Smith Barney Class A (12/31/95 through 12/31/05)	140.85%

Smith Barney Class B (12/31/95 through 12/31/05)	128.95

Smith Barney Class C (Inception* through 12/31/05)	42.70

Smith Barney Class O (12/31/95 through 12/31/05)	129.62

Smith Barney Class Y (Inception* through 12/31/05)	141.90

Salomon Brothers Class A (Inception* through 12/31/05)	35.89

Salomon Brothers Class B (Inception* through 12/31/05)	26.45

Salomon Brothers Class C (Inception* through 12/31/05)	26.19

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable CDSC with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Smith Barney Class A and Salomon Brothers Class A shares reflect the deduction of the maximum sales charges of 5.00% and 5.75%, respectively; Smith Barney Class B and Salomon Brothers Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class Y, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares are November 6, 1992, September 16, 1985, June 15, 1998, June 1, 1993, February 7, 1996, August 4, 2003, September 23, 2003 and September 23, 2003, respectively.

8         SB Capital and Income Fund 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Smith Barney Class B Shares of the

SB Capital and Income Fund vs. S&P 500 Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Smith Barney Class B shares on December 31, 1995, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Smith Barney Class B shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

SB Capital and Income Fund 2005 Annual Report         9

Schedule of Investments (December 31, 2005)

SB CAPITAL AND INCOME FUND

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 22.7%
Aerospace & Defense — 0.4%
$2,375,000	B	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	$2,282,969
275,000	A	General Dynamics Corp., 2.125% due 5/15/06	272,576
225,000	BBB-	Goodrich Corp., Notes, 7.500% due 4/15/08	236,354
300,000	BBB+	Lockheed Martin Corp., Notes, 7.700% due 6/15/08	317,854
		Raytheon Co., Notes:
238,000	BBB	6.750% due 8/15/07	243,916
267,000	BBB	4.500% due 11/15/07	264,816
7,500,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	8,006,250

		Total Aerospace & Defense	11,624,735

Air Freight & Logistics — 0.0%
284,000	BBB	FedEx Corp., Global Notes, 2.650% due 4/1/07	276,334

Auto Components — 0.0%
129,000	B-	Dura Operating Corp., Senior Unsecured Notes, Series B, 8.625% due 4/15/12	107,070

Automobiles — 0.4%
325,000	BBB	DaimlerChrysler North America Holding Corp., Notes, 6.400% due 5/15/06	326,641
		Ford Motor Co.:
500,000	BB+	Debentures, 6.625% due 10/1/28	325,000
8,975,000	BB+	Notes, 7.450% due 7/16/31	6,147,875
		General Motors Corp., Senior Debentures:
700,000	B	8.250% due 7/15/23	453,250
6,025,000	B	8.375% due 7/15/33	4,006,625

		Total Automobiles	11,259,391

Beverages — 0.3%
250,000	A+	Anheuser-Busch Cos. Inc., 9.000% due 12/1/09	286,974
300,000	A	Bottling Group LLC, Senior Notes, 2.450% due 10/16/06	294,280
275,000	A	Brown-Forman Corp., Notes, 3.000% due 3/15/08	264,126
6,000,000	B+	Constellation Brands Inc., Senior Subordinated Notes, Series B, 8.125% due 1/15/12	6,270,000
250,000	A-	Diageo Capital PLC, Notes, 3.500% due 11/19/07	243,605
300,000	A	PepsiAmericas Inc., Senior Notes, 6.375% due 5/1/09	314,050

		Total Beverages	7,673,035

Building Products — 0.3%
5,000,000	BBB-	American Standard Co. Inc., Senior Notes, 8.250% due 6/1/09	5,443,690
250,000	BBB+	Masco Corp., Notes, 6.750% due 3/15/06	250,895
1,600,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	1,552,000

		Total Building Products	7,246,585

See Notes to Financial Statements.

10         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Capital Markets — 0.1%
$325,000	BBB+	Amvescap PLC, Senior Notes, 5.900% due 1/15/07	$326,196
2,925,000	B-	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	3,268,687
275,000	A+	Morgan Stanley, 5.800% due 4/1/07	277,886

		Total Capital Markets	3,872,769

Chemicals — 1.7%
2,500,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	2,675,000
1,075,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (a)	1,069,625
3,000,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	3,315,000
4,524,000	B	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09	4,693,650
225,000	BBB	ICI Wilmington Inc., Global Notes, 4.375% due 12/1/08	219,399
7,500,000	BB-	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	8,025,000
4,750,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	5,337,813
116,000	BB-	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	125,715
190,000	A-	Monsanto Co., Notes, 4.000% due 5/15/08	186,025
2,400,000	BB+	NOVA Chemicals Corp., Senior Notes, 6.500% due 1/15/12	2,337,000
3,750,000	B-	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	3,684,375
3,000	A	PPG Industries Inc., Notes, 6.500% due 11/1/07	3,075
1,375,000	B-	PQ Corp., 7.500% due 2/15/13 (a)	1,285,625
350,000	A-	Praxair Inc., Unsecured Notes, 2.750% due 6/15/08	333,248
4,475,000	B+	Resolution Performance Products LLC, Secured Notes, 8.000% due 12/15/09	4,586,875
		Rhodia SA:
		Senior Notes:
3,150,000	CCC+	7.625% due 6/1/10	3,181,500
1,500,000	CCC+	10.250% due 6/1/10	1,650,000
1,850,000	CCC+	Senior Subordinated Notes, 8.875% due 6/1/11	1,905,500

		Total Chemicals	44,614,425

Commercial Banks — 0.2%
250,000	A+	ABN Amro Bank NV, Subordinated Notes, 7.125% due 6/18/07	257,385
325,000	A+	American Express Centurion Bank, Notes, 4.460% due 7/19/07 (b)	325,585
270,000	A	Banesto Finance Ltd., 7.500% due 3/25/07	276,758
400,000	A+	Bank of America Corp., Subordinated Notes, 6.375% due 2/15/08	412,094
175,000	BBB+	Bank United Corp., Senior Notes, 8.875% due 5/1/07	182,323
275,000	A	Corporacion Andina de Fomento, Notes, 4.556% due 1/26/07 (b)	275,037
200,000	A+	Credit Suisse First Boston USA Inc., Notes, 5.750% due 4/15/07	202,146
218,181	AA-	Fifth Third Bank, Notes, 2.870% due 8/10/09	210,172
250,000	AA-	FleetBoston Financial Corp., Medium-Term Notes, Series T, 4.200% due 11/30/07	247,867
210,000	A	Key Bank National Association, Notes, 5.000% due 7/17/07	210,051
350,000	A+	Marshall & Ilsley Bank, 3.800% due 2/8/08	343,564
300,000	A+	National City Bank, 2.500% due 4/17/06	298,190

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         11

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Commercial Banks — 0.2% (continued)
$300,000	A-	PNC Funding Corp., Senior Notes, 5.750% due 8/1/06	$301,500
300,000	AA-	SunTrust Bank, 4.550% due 5/25/09	296,422
350,000	AA-	U.S. Bank North America, Notes, 2.870% due 2/1/07	342,553
225,000	A-	Wachovia Corp., Subordinated Notes, 6.400% due 4/1/08	232,654
225,000	AA-	Wells Fargo & Co., Notes, 4.564% due 3/23/07 (b)	225,296
175,000	BBB+	Zions Bancorp., Senior Notes, 2.700% due 5/1/06	173,874

		Total Commercial Banks	4,813,471

Commercial Services & Supplies — 0.4%
		Allied Waste North America Inc.:
		Senior Notes:
1,100,000	BB-	7.250% due 3/15/15	1,116,500
683,000	BB-	Series B, 9.250% due 9/1/12	742,762
4,950,000	B+	Senior Secured Notes, Series B, 7.375% due 4/15/14	4,838,625
350,000	BBB+	Cendant Corp., Notes, 6.875% due 8/15/06	353,645
1,925,000	B-	Cenveo Corp., Senior Subordinated Notes, 7.875% due 12/1/13	1,867,250
380,000	A	Cintas Corp., Number 2, 5.125% due 6/1/07	381,085
175,000	BBB	Waste Management Inc., 7.000% due 10/15/06	177,439

		Total Commercial Services & Supplies	9,477,306

Communications Equipment — 0.5%
		Lucent Technologies Inc.:
3,500,000	B	5.500% due 11/15/08	3,500,000
10,000,000	B	Debentures, 6.450% due 3/15/29	8,625,000

		Total Communications Equipment	12,125,000

Computers & Peripherals — 0.1%
550,000	A-	Hewlett-Packard Co., Senior Notes, 5.500% due 7/1/07	554,641
275,000	A+	IBM Canada Credit Services Co., Senior Notes, 3.750% due 11/30/07 (a)	269,359
900,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	936,000

		Total Computers & Peripherals	1,760,000

Consumer Finance — 0.0%
200,000	A	SLM Corp., Medium-Term Notes, Series A, 4.400% due 1/26/09 (b)	200,624

Containers & Packaging — 0.7%
2,900,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	2,784,000
2,587,000	CCC+	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	2,496,455
5,000,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	5,025,000
2,800,000	B	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	2,856,000
1,575,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	1,598,625
900,000	C	Pliant Corp., Senior Subordinated Notes, 13.000% due 6/1/10 (c)	180,000
2,900,000	CCC+	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	2,653,500

		Total Containers & Packaging	17,593,580

See Notes to Financial Statements.

12         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Diversified Consumer Services — 0.0%
$900,000	B	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (a)	$921,375

Diversified Financial Services — 1.6%
5,000,000	CCC+	Alamosa Delaware Inc., Senior Notes, 8.500% due 1/31/12	5,431,250
250,000	A+	American General Finance Corp., Medium-Term Notes, Series G, 5.750% due 3/15/07	252,387
3,000,000	CCC+	Atlantic Broadband Finance LLC, 9.375% due 1/15/14	2,692,500
250,000	A	Bear Stearns Cos. Inc., Notes, 5.700% due 1/15/07	252,044
500,000	A+	BHP Finance USA Ltd., Senior Notes, 6.690% due 3/1/06	501,718
112,000	A	Boeing Capital Corp., Senior Notes, 5.650% due 5/15/06	112,509
200,000	BBB	Capital One Bank, Notes, 5.750% due 9/15/10	204,979
275,000	A	Caterpillar Financial Services Corp., Senior Notes, 3.000% due 2/15/07	269,474
1,575,000	B-	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	1,519,875
250,000	A	CIT Group Inc., Senior Notes, 5.500% due 11/30/07	252,568
249,876	A-	Core Investment Grade Bond Trust I, Pass-Through Certificates, 4.659% due 11/30/07	247,403
275,000	A	Countrywide Home Loans Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	265,117
		Ford Motor Credit Co.:
250,000	BB+	Global Landmark Securities, 6.500% due 1/25/07	241,927
4,350,000	BB+	Notes, 7.000% due 10/1/13	3,722,169
250,000	AAA	General Electric Capital Corp., Medium-Term Notes, Series A, 4.561% due 6/22/07 (b)	250,394
		General Motors Acceptance Corp., Notes:
175,000	BB	6.125% due 9/15/06	170,015
6,950,000	BB	6.750% due 12/1/14	6,262,436
250,000	A	HSBC Finance Corp., Senior Subordinated Notes, 5.875% due 2/1/09	255,671
225,000	AA-	International Lease Finance Corp., Notes, 5.750% due 10/15/06	226,184
325,000	A-	John Deere Capital Corp., Medium-Term Notes, Series D, 4.400% due 7/15/09	319,709
250,000	A+	JPMorgan Chase & Co., Senior Notes, 5.350% due 3/1/07	251,050
310,000	A+	Nationwide Building Society, Medium-Term Notes, 2.625% due 1/30/07 (a)	302,930
1,600,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	1,592,000
3,200,000	BB-	Omega Healthcare Investors Inc., 7.000% due 1/15/16 (a)	3,188,000
170,000	A+	Rio Tinto Finance USA Ltd., 2.625% due 9/30/08	160,235
9,329,270	BB-	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.651% due 6/15/15 (a)	9,601,573
300,000	A-	Textron Financial Corp., Medium-Term Notes, Series E, 2.750% due 6/1/06	297,745
275,000	AAA	TIAA Global Markets Inc., Notes, 4.125% due 11/15/07 (a)	271,371
325,000	AAA	Toyota Motor Credit Corp., Medium-Term Notes, 5.650% due 1/15/07	326,376
2,825,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	3,015,687

		Total Diversified Financial Services	42,457,296

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         13

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 1.3%
$2,500,000	A	AT&T Corp., Senior Notes, 9.750% due 11/15/31	$3,149,623
275,000	A+	GTE Corp., Debentures, 6.360% due 4/15/06	276,098
250,000	A+	GTE North Inc., Debentures, Series H, 5.650% due 11/15/08	249,511
11,750,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	12,410,937
1,025,000	B+	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (a)(b)	1,046,781
2,200,000	B	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.222% due 2/1/15 (a)	1,457,500
3,800,000	B+	MCI Inc., Senior Notes, 8.735% due 5/1/14	4,213,250
400,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	420,000
845,000	B+	PanAmSat Corp., 9.000% due 8/15/14	889,363
		Qwest Communications International Inc., Senior Notes:
1,400,000	B	7.500% due 2/15/14	1,445,500
3,615,000	B	Series B, 7.500% due 2/15/14 (a)	3,732,487
		Qwest Corp.:
600,000	BB	7.500% due 6/15/23	599,250
5,935,000	BB	Debentures, 6.875% due 9/15/33	5,608,575
285,000	A	SBC Communications Inc., Notes, 5.750% due 5/2/06	285,744
301,000	BBB+	Telecom Italia Capital, Senior Notes, 4.000% due 11/15/08	292,102

		Total Diversified Telecommunication Services	36,076,721

Electric Utilities — 0.6%
221,000	A	Consolidated Edison Co. of New York Inc., Debentures, 6.250% due 2/1/08	226,648
7,500,000	B+	Edison Mission Energy, Senior Notes, 10.000% due 8/15/08	8,250,000
175,000	BBB+	Entergy Gulf States Inc., First Mortgage Notes, 3.600% due 6/1/08	168,379
250,000	A-	FPL Group Capital Inc., Notes, 3.250% due 4/11/06	249,032
250,000	A	Georgia Power Co., 4.875% due 7/15/07	250,178
245,000	A-	Midamerican Energy Co., Medium-Term Notes, 6.375% due 6/15/06	246,677
250,000	A+	Niagara Mohawk Power Corp., First Mortgage Notes, 7.750% due 5/15/06	252,697
175,000	BB+	Pinnacle West Capital Corp., Senior Notes, 6.400% due 4/1/06	175,776
5,000,000	B+	Reliant Energy Inc., Senior Secured Notes, 9.250% due 7/15/10	5,025,000
1,325,000	B	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (a)	1,440,937

		Total Electric Utilities	16,285,324

Electrical Equipment — 0.0%
275,000	A-	Cooper Industries Inc., 5.250% due 7/1/07	276,266
300,000	A	Rockwell International, 6.150% due 1/15/08	306,082

		Total Electrical Equipment	582,348

Energy Equipment & Services — 0.2%
175,000	BBB	Consolidated Natural Gas Co., Senior Notes, Series B, 5.375% due 11/1/06	175,530
175,000	BBB+	Cooper Cameron Corp., Senior Notes, 2.650% due 4/15/07	169,253

See Notes to Financial Statements.

14         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Energy Equipment & Services — 0.2% (continued)
$175,000	BBB	Duke Energy Field Services LLC, Senior Notes, 5.750% due 11/15/06	$176,103
11,000,000	NR	Friede Goldman Halter Inc., 4.500% due 12/15/09 (c)(d)	907,500
5,000,000	B-	Hanover Compressor Co., Subordinated Notes, zero coupon bond to yield 8.521% due 3/31/07	4,512,500

		Total Energy Equipment & Services	5,940,886

Food & Staples Retailing — 0.3%
350,000	A	Costco Wholesale Corp., Senior Notes, 5.500% due 3/15/07	352,157
275,000	A-	CVS Corp., Notes, 5.625% due 3/15/06	275,332
3,025,000	B-	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	2,783,000
		Rite Aid Corp.:
725,000	B-	Notes, 6.125% due 12/15/08 (a)	685,125
2,500,000	B-	Senior Debentures, 6.875% due 8/15/13	2,100,000
300,000	B+	Senior Secured Second Lien Notes, 8.125% due 5/1/10	306,750
325,000	BBB-	Safeway Inc., Senior Unsecured Notes, 6.500% due 11/15/08	335,626
350,000	AA	Wal-Mart Canada Venture Corp., Notes, 5.580% due 5/1/06 (a)	351,156

		Total Food & Staples Retailing	7,189,146

Food Products — 0.8%
6,500,000	BB+	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2, 8.620% due 1/2/25	7,251,562
250,000	BBB	Bunge Ltd. Finance Corp., Senior Note, 4.375% due 12/15/08	245,854
300,000	A	Campbell Soup Co., Notes, 6.900% due 10/15/06	303,795
2,000,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	2,135,000
1,600,000	B-	Doane Pet Care Co., Senior Subordinated Notes, 10.625% due 11/15/15 (a)	1,676,000
		Dole Food Co. Inc., Senior Notes:
3,140,000	B+	7.250% due 6/15/10	3,061,500
41,000	B+	8.875% due 3/15/11	42,230
300,000	A-	Heinz H.J. Co., Notes, 6.000% due 3/15/08	306,193
200,000	BBB+	Kellogg Co., Senior Notes, 2.875% due 6/1/08	190,662
325,000	BBB+	Kraft Foods Inc., Notes, 4.625% due 11/1/06	324,044
5,000,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	4,787,500

		Total Food Products	20,324,340

Health Care Providers & Services — 0.9%
250,000	BBB+	Aetna Inc., Senior Notes, 7.375% due 3/1/06	251,001
1,750,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,863,750
1,325,000	B	DaVita Inc., 7.250% due 3/15/15	1,348,187
		HCA Inc., Notes:
175,000	BB+	7.125% due 6/1/06	177,310
5,800,000	BB+	6.375% due 1/15/15	5,891,837
5,500,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	5,802,500
1,550,000	B	InSight Health Services Corp., Senior Subordinated Notes, 9.174% due 11/1/11 (a)(b)	1,507,375

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         15

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Health Care Providers & Services — 0.9% (continued)
$225,000	BBB+	Quest Diagnostics Inc., Senior Notes, 6.750% due 7/12/06 Tenet Healthcare Corp., Senior Notes:	$227,011
4,350,000	B	7.375% due 2/1/13	4,034,625
25,000	B	9.875% due 7/1/14	25,438
3,050,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	3,072,875
250,000	A	UnitedHealth Group Inc., Senior Notes, 3.300% due 1/30/08	242,435
175,000	BBB+	WellPoint Health Networks Inc., Notes, 6.375% due 6/15/06	176,179

		Total Health Care Providers & Services	24,620,523

Hotels, Restaurants & Leisure — 2.2%
		Caesars Entertainment Inc., Senior Subordinated Notes:
4,000,000	BB+	8.875% due 9/15/08	4,335,000
575,000	BB+	7.875% due 3/15/10	621,000
1,000,000	BB+	8.125% due 5/15/11	1,108,750
250,000	A-	Carnival Corp., Secured Notes, 3.750% due 11/15/07	244,489
550,000	B-	Carrols Corp., 9.000% due 1/15/13	537,625
4,500,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield 9.761% due 3/15/14	3,352,500
2,950,000	CCC+	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	3,009,000
2,750,000	BBB-	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	2,969,854
5,000,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	4,900,000
2,450,000	B	Kerzner International Ltd., 6.750% due 10/1/15 (a)	2,394,875
2,350,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	2,273,625
250,000	CCC+	Loews Cineplex Entertainment Corp., Senior Subordinated Notes, 9.000% due 8/1/14	253,750
341,000	A	McDonald’s Corp., Medium-Term Notes, Series E, 5.950% due 1/15/08	348,353
		MGM MIRAGE Inc., Senior Subordinated Notes:
6,000,000	B+	9.750% due 6/1/07	6,352,500
116,000	B+	9.375% due 2/15/10	127,600
4,000,000	B+	8.375% due 2/1/11	4,300,000
6,000,000	B+	Series B, 10.250% due 8/1/07	6,427,500
1,525,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	1,544,063
3,655,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	3,796,631
2,525,000	CCC	Six Flags Inc., Senior Notes, 9.625% due 6/1/14	2,468,188
5,500,000	B+	Station Casinos Inc., Senior Subordinated Notes:, 6.875% due 3/1/16	5,651,250
1,600,000	B+	Tunica-Biloxi Gaming Authority, Senior Notes, 9.000% due 11/15/15 (a)	1,608,000

		Total Hotels, Restaurants & Leisure	58,624,553

Household Durables — 0.1%
175,000	BBB	Centex Corp., Notes, 4.750% due 1/15/08	173,255
750,000	CC	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	528,750
2,725,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	2,820,375

		Total Household Durables	3,522,380

See Notes to Financial Statements.

16         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Household Products — 0.1%
$1,750,000	B-	Spectrum Brands Inc., Senior Subordinated Notes, 8.500% due 10/1/13	$1,535,625

Independent Power Producers & Energy Traders — 0.9%
5,250,000	B-	AES Corp., Senior Notes, 7.750% due 3/1/14	5,532,187
875,000	D	Calpine Corp., Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(c)	721,875
2,950,000	D	Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11	3,009,000
150,000	BBB	Duke Energy Corp., Senior Notes, 4.200% due 10/1/08	146,797
		Dynegy Holdings Inc.:
2,500,000	B-	Second Priority Senior Secured Notes, 10.125% due 7/15/13 (a)	2,837,500
6,150,000	CCC+	Senior Debentures, 7.125% due 5/15/18	5,504,250
2,150,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (a)	2,184,938
4,894,000	B	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	5,481,280

		Total Independent Power Producers & Energy Traders	25,417,827

Industrial Conglomerates — 0.2%
275,000	A-	Cooper Industries Inc., Senior Notes, 5.500% due 11/1/09	280,238
4,000,000	B	Koppers Inc., Senior Notes, 9.875% due 10/15/13	4,360,000
1,550,000	CCC+	Park-Ohio Industries Inc., Senior Subordinated Notes, 8.375% due 11/15/14	1,364,000

		Total Industrial Conglomerates	6,004,238

Insurance — 0.1%
225,000	AA	Allstate Financial Global Funding, Notes, 2.500% due 6/20/08 (a)	212,644
300,000	A	Genworth Financial Inc., Notes, 4.750% due 6/15/09	297,537
250,000	A-	Hartford Financial Services Group Inc., Senior Notes, 2.375% due 6/1/06	247,601
300,000	BBB	Marsh & McLennan Cos. Inc., Notes, 4.270% due 7/13/07 (b)	299,163
500,000	AA	Monument Global Funding, Senior Secured Notes, 6.050% due 1/19/06 (a)	500,272
300,000	AA-	Nationwide Life Global Funding I, Notes, 4.609% due 9/28/07 (a)(b)	300,467
325,000	AA	Protective Life Secured Trust, Medium-Term Notes, 3.700% due 11/24/08	315,627
300,000	A-	Prudential Financial Inc., Medium-Term Notes, 3.750% due 5/1/08	292,574
220,000	BBB+	Unitrin Inc., Senior Notes, 5.750% due 7/1/07	221,507

		Total Insurance	2,687,392

IT Services — 0.5%
6,500,000	B	Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13	6,808,750
7,000,000	BB-	Unisys Corp., Senior Notes, 8.500% due 10/15/15	6,510,000

		Total IT Services	13,318,750

Machinery — 0.1%
304,000	A-	Ingersoll-Rand Co., Notes, 6.250% due 5/15/06	305,670
2,500,000	B-	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)	2,487,500
129,000	B	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	128,355

		Total Machinery	2,921,525

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         17

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Media — 2.7%
$3,000,000	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	$3,078,750
		CCH I Holdings LLC:
		Senior Accreting Notes:
10,000,000	CCC-	Step bond to yield 17.231% due 1/15/14 (a)	6,775,000
11,635,000	CCC-	Step bond to yield 16.292% due 5/15/14 (a)	6,515,600
2,806,458	CCC-	Senior Secured Notes, 11.000% due 10/1/15 (a)	2,371,457
1,675,000	BB-	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	1,727,344
175,000	BBB-	Clear Channel Communications Inc., Senior Notes, 3.125% due 2/1/07	171,158
		CSC Holdings Inc., Senior Notes:
125,000	B+	7.000% due 4/15/12 (a)	118,750
5,000,000	B+	Series B, 7.625% due 4/1/11	5,000,000
		Dex Media Inc., Discount Notes:
5,000,000	B	Step bond to yield 8.700% due 11/15/13	4,000,000
3,000,000	B	Step bond to yield 9.248% due 11/15/13	2,400,000
2,950,000	BB-	DIRECTV Holdings LLC Finance, Senior Notes, 6.375% due 6/15/15	2,898,375
		EchoStar DBS Corp., Senior Notes:
1,625,000	BB-	9.125% due 1/15/09	1,704,219
4,675,000	BB-	6.625% due 10/1/14	4,505,531
1,425,000	B-	Emmis Communications Corp., Senior Notes, 10.366% due 6/15/12 (b)	1,437,469
625,000	B	Lamar Media Corp., 6.625% due 8/15/15	630,469
1,625,000	B-	LIN Television Corp., Series B, 6.500% due 5/15/13	1,566,094
6,850,000	B	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	6,721,562
3,250,000	CCC+	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14	2,994,062
2,000,000	B	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	2,250,000
225,000	A-	Reed Elsevier Capital Inc., 6.125% due 8/1/06	226,354
2,825,000	B-	Salem Communications Holding Corp., Series B, 9.000% due 7/1/11	2,990,969
2,900,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	3,001,500
175,000	BBB+	TCI Communications Inc., Senior Notes, 6.875% due 2/15/06	175,330
175,000	BBB+	Time Warner Inc., 6.125% due 4/15/06	175,538
		Walt Disney Co.:
225,000	A-	Medium-Term Notes, 5.500% due 12/29/06	226,080
324,000	A-	Senior Notes, Series B, 6.750% due 3/30/06	325,564
1,129,000	B+	Yell Finance BV, Senior Notes, 10.750% due 8/1/11	1,224,965
7,500,000	CCC	Young Broadcasting Inc., Senior Subordinated Notes, 8.750% due 1/15/14	6,646,875

		Total Media	71,859,015

Metals & Mining — 0.1%
3,325,000	B	Novelis Inc., Senior Notes, 7.500% due 2/15/15 (a)	3,117,188

See Notes to Financial Statements.

18         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Multi-Utilities — 0.0%
$300,000	A+	Keyspan Gas East Corp., Medium-Term Notes, 6.900% due 1/15/08	$310,953
276,000	BBB+	United Utilities PLC, Notes, 6.450% due 4/1/08	283,809

		Total Multi-Utilities	594,762

Multiline Retail — 0.2%
3,000,000	BB+	J.C. Penney Co. Inc., Notes, 8.000% due 3/1/10	3,300,741
1,125,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	1,148,906
275,000	A+	Target Corp., Senior Notes, 5.500% due 4/1/07	277,039

		Total Multiline Retail	4,726,686

Office Electronics — 0.2%
1,175,000	BB	IKON Office Solutions Inc., Senior Notes, 7.750% due 9/15/15 (a)	1,151,500
3,025,000	B-	Xerox Capital Trust I, 8.000% due 2/1/27	3,130,875

		Total Office Electronics	4,282,375

Oil, Gas & Consumable Fuels — 1.9%
250,000	BBB+	Burlington Resources Finance Corp., Senior Notes, 5.600% due 12/1/06	251,286
2,775,000	B	Chaparral Energy Inc., Senior Notes, 8.500% due 12/1/15 (a)	2,886,000
		Chesapeake Energy Corp., Senior Notes:
4,625,000	BB	6.375% due 6/15/15	4,648,125
1,425,000	BB	6.250% due 1/15/18	1,403,625
1,750,000	BB	6.875% due 11/15/20 (a)	1,780,625
3,250,000	B+	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	3,542,500
500,000	A-	Conoco Funding Co., 5.450% due 10/15/06	502,053
		El Paso Corp., Medium-Term Notes:
400,000	B-	7.375% due 12/15/12	404,000
5,000,000	B-	7.800% due 8/1/31	5,012,500
3,550,000	B-	7.750% due 1/15/32	3,576,625
2,975,000	B	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	3,034,500
900,000	B	Houston Exploration Co., Senior Subordinated Notes, 7.000% due 6/15/13	868,500
1,600,000	BB-	Massey Energy Co., Senior Notes, 6.875% due 12/15/13 (a)	1,622,000
150,000	A-	Noble Drilling Corp., Senior Notes, 6.950% due 3/15/09	158,777
250,000	A	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	260,279
2,500,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	2,546,875
1,400,000	B+	Pogo Producing Co., Senior Subordinated Notes, 6.875% due 10/1/17 (a)	1,372,000
5,000,000	B-	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	4,762,500
2,097,000	B	Vintage Petroleum Inc., Senior Subordinated Notes, 7.875% due 5/15/11	2,201,850
600,000	B-	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14 (a)	604,500
		Williams Cos. Inc.:
2,500,000	B+	Notes, 8.750% due 3/15/32	2,912,500
		Senior Notes:
2,500,000	B+	7.625% due 7/15/19	2,693,750
2,500,000	B+	7.750% due 6/15/31	2,650,000

		Total Oil, Gas & Consumable Fuels	49,695,370

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         19

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Paper & Forest Products — 0.5%
		Abitibi-Consolidated Inc.:
$2,445,000	BB-	Debentures, 8.850% due 8/1/30	$2,102,700
1,200,000	B+	Notes, 7.750% due 6/15/11	1,149,000
1,450,000	BB-	Senior Notes, 8.375% due 4/1/15	1,395,625
2,450,000	B+	Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14	2,296,875
1,925,000	B+	Bowater Inc., Notes, 6.500% due 6/15/13	1,732,500
2,975,000	B+	Buckeye Technologies Inc., Senior Notes, 8.500% due 10/1/13	2,989,875
1,875,000	B+	Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11	1,800,000
425,000	B+	Domtar Inc., Notes, 7.125% due 8/15/15	364,437

		Total Paper & Forest Products	13,831,012

Personal Products — 0.1%
275,000	A	Avon Products Inc., Senior Notes, 7.150% due 11/15/09	295,580
350,000	AA-	Gillette Co., Notes, 3.500% due 10/15/07	342,685
2,025,000	CCC+	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11	2,131,313

		Total Personal Products	2,769,578

Pharmaceuticals — 0.1%
2,675,000	CCC+	Warner Chilcott Corp., 8.750% due 2/1/15 (a)	2,474,375
305,000	A	Wyeth, Notes, 4.375% due 3/1/08	301,673

		Total Pharmaceuticals	2,776,048

Real Estate — 0.5%
1,800,000	B-	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	1,980,000
		Host Marriott LP, Senior Notes:
950,000	BB-	7.125% due 11/1/13	992,750
5,400,000	BB-	Series O, 6.375% due 3/15/15	5,413,500
200,000	BBB-	iStar Financial Inc., Senior Notes, Series B, 4.875% due 1/15/09	196,890
5,000,000	CCC+	MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11	5,475,000
200,000	BBB+	Simon Property Group LP, 6.375% due 11/15/07	204,458

		Total Real Estate	14,262,598

Road & Rail — 0.0%
200,000	BBB+	Burlington Northern Santa Fe Corp., Notes, 7.875% due 4/15/07	207,061
906,000	CCC+	Horizon Lines, LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	958,095

		Total Road & Rail	1,165,156

Semiconductors & Semiconductor Equipment — 0.2%
		Amkor Technology Inc., Senior Notes:
250,000	CCC+	9.250% due 2/15/08	243,750
5,129,000	CCC+	7.750% due 5/15/13	4,487,875

		Total Semiconductors & Semiconductor Equipment	4,731,625

Specialty Retail — 0.1%
275,000	AA	Home Depot Inc., Senior Notes, 5.375% due 4/1/06	275,359
1,955,000	B-	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	2,150,500
875,000	CCC	Toys “R” Us Inc., Notes, 7.375% due 10/15/18	634,375

		Total Specialty Retail	3,060,234

See Notes to Financial Statements.

20         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Textiles, Apparel & Luxury Goods — 0.2%
		Levi Strauss & Co., Senior Notes:
$725,000	B-	8.804% due 4/1/12 (b)	$734,062
500,000	B-	12.250% due 12/15/12	560,000
2,125,000	B-	9.750% due 1/15/15	2,220,625
1,200,000	B-	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	1,116,000
1,875,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 10.002% due 12/15/14 (a)	1,021,875

		Total Textiles, Apparel & Luxury Goods	5,652,562

Tobacco — 0.0%
200,000	BBB	Altria Group Inc., Notes, 7.200% due 2/1/07	203,638
250,000	A+	Cargill Inc., Notes, 6.250% due 5/1/06 (a)	251,273

		Total Tobacco	454,911

Wireless Telecommunication Services — 0.9%
2,500,000	BB-	American Tower Corp., Senior Notes, 7.500% due 5/1/12	2,625,000
		Centennial Communications Corp., Senior Notes:
1,475,000	CCC	10.250% due 1/1/13 (a)(b)	1,486,063
1,875,000	CCC	10.125% due 6/15/13	2,048,437
5,000,000	A	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	5,784,425
5,050,000	A-	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	5,333,517
200,000	A-	Sprint Capital Corp., 6.000% due 1/15/07	202,006
3,000,000	B-	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	3,337,500
2,375,000	BBB-	US Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	2,683,750

		Total Wireless Telecommunication Services	23,500,698

		TOTAL CORPORATE BONDS & NOTES (Cost — $606,943,856)	607,554,392

CONVERTIBLE BONDS & NOTES — 10.9%
Airlines — 0.3%
8,000,000	CCC+	Continental Airlines Inc., Series B, 4.500% due 2/1/07	7,500,000

Biotechnology — 3.1%
		BioMarin Pharmaceuticals Inc., Subordinated Notes:
15,700,000	NR	3.500% due 6/15/08	14,836,500
6,000,000	NR	3.500% due 6/15/08 (a)	5,670,000
15,000,000	NR	Enzon Pharmaceuticals Inc., Subordinated Notes, 4.500% due 7/1/08	13,537,500
		InterMune Inc.:
2,000,000	NR	0.250% due 3/1/11	1,770,000
5,280,000	NR	Senior Notes, 0.250% due 3/1/11 (a)	4,672,800
8,000,000	NR	Isis Pharmaceuticals Inc., 5.500% due 5/1/09	7,050,000
12,000,000	NR	Nektar Therapeutics, 3.500% due 10/17/07	11,820,000
16,000,000	B-	NPS Pharmaceuticals Inc., Senior Notes, 3.000% due 6/15/08	13,880,000
12,500,000	NR	Oscient Pharmaceutical Corp., 3.500% due 4/15/11	9,687,500

		Total Biotechnology	82,924,300

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         21

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Capital Markets — 0.1%
$3,750,000	B-	E*TRADE Financial Corp., Subordinated Notes, 6.000% due 2/1/07	$3,806,250

Commercial Services & Supplies — 0.3%
10,000,000	B+	Allied Waste North America Inc., Senior Subordinated Debentures, 4.250% due 4/15/34	8,700,000

Communications Equipment — 1.9%
45,000,000	B	Ciena Corp., Senior Notes, 3.750% due 2/1/08	41,512,500
7,000,000	B-	Nortel Networks Corp., 4.250% due 9/1/08	6,597,500
4,000,000	NR	Terayon Communication Systems Inc., Subordinated Notes, 5.000% due 8/1/07	3,860,000

		Total Communications Equipment	51,970,000

Computers & Peripherals — 0.1%
4,000,000	CCC+	Silicon Graphics Inc., Senior Notes, 6.500% due 6/1/09	2,750,000

Electrical Equipment — 0.2%
5,500,000	CCC+	GrafTech International Ltd., 1.625% due 1/15/24	4,021,875

Media — 0.8%
		Charter Communications Inc., Senior Notes, Class A Shares:
7,230,000	CCC-	5.875% due 11/16/09	5,413,462
2,770,000	CCC-	5.875% due 11/16/09 (a)	2,074,038
15,000,000	B	Mediacom Communications Corp., Senior Notes, 5.250% due 7/1/06	15,018,750

		Total Media	22,506,250

Oil, Gas & Consumable Fuels — 0.8%
40,000,000	B-	El Paso Corp., Debentures, zero coupon bond to yield 7.987% due 2/28/21	22,000,000

Pharmaceuticals — 0.5%
3,500,000	CCC+	Alpharma Inc., Senior Subordinated Notes, 3.000% due 6/1/06	4,602,500
8,000,000	CCC+	Sepracor Inc., Subordinated Debentures, 5.000% due 2/15/07	7,990,000

		Total Pharmaceuticals	12,592,500

Semiconductors & Semiconductor Equipment — 1.4%
8,000,000	CCC	Amkor Technology Inc., 5.000% due 3/15/07	7,590,000
32,000,000	NR	Atmel Corp., Subordinated Notes, zero coupon bond to yield 14.684% due 5/23/21	15,520,000
14,000,000	CCC	Conexant Systems Inc., Subordinated Notes, 4.000% due 2/1/07	13,527,500

		Total Semiconductors & Semiconductor Equipment	36,637,500

Software — 0.8%
4,000,000	NR	BEA Systems Inc., Subordinated Notes, 4.000% due 12/15/06	3,950,000
673,000	NR	i2 Technologies Inc., Subordinated Notes, 5.250% due 12/15/06	676,365
17,000,000	NR	Manugistics Group Inc., Subordinated Notes, 5.000% due 11/1/07	15,916,250

		Total Software	20,542,615

Specialty Retail — 0.2%
6,250,000	A-	TJX Co. Inc., zero coupon bond to yield 1.443% due 2/13/21	5,023,437

Wireless Telecommunication Services — 0.4%
17,000,000	BB+	Liberty Media Corp., Senior Debentures, 4.000% due 11/15/29 (e)	10,051,250

		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $293,711,820)	291,025,977

See Notes to Financial Statements.

22         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

ASSET-BACKED SECURITIES — 1.8%
Credit Card — 0.0%
$75,183	B	First Consumers Master Trust, Series 2001-A, Class A, 4.679% due 9/15/08 (b)	$74,756

Home Equity — 1.8%
500,000	A+	ACE Securities Corp., Series 2004-OP1, Class M3, 5.629% due 4/25/34 (b)	501,223
194,717	BBB+	Aegis Asset-Backed Securities Trust, Series 2004-2N, Class N1, 4.500% due 4/25/34 (a)	194,428
		Ameriquest Mortgage Securities Inc.:
1,000,000	A	Series 2003-12, Class M2, 6.079% due 11/25/33 (b)	1,024,007
1,500,000	BB+	Series 2004-R08, Class M10, 6.879% due 9/25/34 (a)(b)	1,432,769
250,000	BBB-	Argent NIM Trust, Series 2004-WN10, Class B, 7.385% due 11/25/34 (a)	251,602
		Argent Securities Inc., Series 2004-W8:
1,250,000	BBB-	Class M10, 7.879% due 5/25/34 (b)	1,230,601
3,000,000	A+	Class M4, 5.679% due 5/25/34 (b)	3,026,073
		Bear Stearns Asset-Backed Securities Inc.:
1,500,000	AA+	Series 2004-HE5, Class M1, 4.949% due 7/25/34 (b)	1,500,922
1,582,143	A+	Series 2005-AC4, Class M2, 5.049% due 7/25/35 (b)	1,583,591
		Bear Stearns Asset-Backed Securities Inc. NIM Trust:
44,236	BBB	Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (a)	44,052
111,192	BBB	Series 2004-HE1N, Class A1, 5.500% due 2/25/34 (a)	111,008
		Series 2004-HE5N:
39,525	A	Class A1, 5.000% due 7/25/34 (a)	39,483
79,000	BBB	Class A2, 5.000% due 7/25/34 (a)	78,771
160,016	BBB	Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (a)	159,432
1,900,000	A	Chase Funding Mortgage Loan Asset-Backed, Series 2004-01, Class 2M2, 5.259% due 7/25/33 (b)	1,905,739
234,762	BBB	Cityscape Home Equity Loan Trust, Series 1997-C, Class B1A, 6.088% due 7/25/28 (b)(f)	152,705
		Countrywide Asset-Backed Certificates:
750,000	AA	Series 2003-03, Class M4, 5.779% due 3/25/33 (b)	756,121
185,832	BBB	Series 2004-02N, Class N1, 5.000% due 2/25/35 (a)	185,025
440,000	AA	Series 2004-05, Class M4, 5.629% due 6/25/34 (b)	446,506
154,741	BBB	Series 2004-05N, Class N1, 5.500% due 10/25/35 (a)	154,315
1,250,000	AA	Series 2004-BC4, Class M2, 5.229% due 10/25/34 (b)	1,254,965
15,835	BBB	Credit-Based Asset Servicing and Securitization, Series 2004-AN, Class A, 5.000% due 9/27/36 (a)	15,781
		CS First Boston Mortgage Securities Corp.:
428,942	A	Series 2001-HE16, Class M2, 5.579% due 11/25/31 (b)	429,976
1,134,781	A2(g)	Series 2001-HE8, Class M2, 5.429% due 2/25/31 (b)	1,137,416
179,802	BBB+	Finance America NIM Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (a)	179,558
1,000,000	A+	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2004-FF2, Class M4, 5.279% due 3/25/34 (b)	1,009,385

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         23

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 1.8% (continued)
$270,203	A-	First Franklin NIM Trust, Series 2004-FF7A, Class A, 5.000% due 9/27/34 (a)	$269,108
		Fremont Home Loan Trust:
1,000,000	A+	Series 2004-01, Class M5, 5.479% due 2/25/34 (b)	1,007,735
1,750,000	A+	Series 2004-B, Class M4, 5.549% due 5/25/34 (b)	1,752,990
400,292	BBB-	Long Beach Asset Holdings Corp., Series 2004-06, Class N2, 7.500% due 11/25/34 (a)	327,284
500,000	AA	Long Beach Mortgage Loan Trust, Series 2004-06, Class M2, 5.529% due 11/25/34 (b)	502,021
1,000,000	AA+	MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class M4, 5.379% due 9/25/34 (b)	1,008,191
		Merrill Lynch Mortgage Investors Inc.:
63,868	BBB+	Series 2004-WM2N, Class N1, 4.500% due 12/25/34 (a)	63,504
183,695	BBB-(h)	Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (a)	182,167
1,600,000	A	Morgan Stanley Asset-Backed Securities Capital I, Series 2004-HE4, Class M2, 5.679% due 5/25/34 (b)	1,600,982
		New Century Home Equity Loan Trust:
1,250,000	AA	Series 2001-NC1, Class M2, 5.470% due 6/20/31 (b)	1,251,827
1,000,000	A	Series 2003-04, Class M2, 6.199% due 10/25/33 (b)	1,012,857
		Novastar Home Equity Loan:
2,500,000	A	Series 2003-04, Class M2, 6.004% due 2/25/34 (b)	2,543,919
1,000,000	A+	Series 2004-01, Class M4, 5.354% due 6/25/34 (b)	1,004,506
1,500,000	A	Series 2004-02, Class M5, 5.879% due 9/25/34 (b)	1,517,896
1,250,000	BBB	Series 2005-02, Class M10, 7.379% due 10/25/35 (b)	1,123,917
45,166	A	Novastar NIM Trust, Series 2004-N2, 4.458% due 6/26/34 (a)	45,111
		Option One Mortgage Loan Trust:
199,893	A	Series 2002-02, Class M2, 5.529% due 6/25/32 (b)	200,148
1,652,978	A	Series 2002-4, Class M2, 5.509% due 7/25/32 (b)	1,659,008
1,300,000	A	Series 2003-04, Class M2, 6.029% due 7/25/33 (b)	1,315,350
750,000	AA	Series 2004-02, Class M2, 5.429% due 5/25/34 (b)	750,461
250,672	BBB	Park Place Securities NIM Trust, Series 2005-WHQ2, Class A, 5.192% due 5/25/35 (a)	249,920
750,000	A-	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3, 6.279% due 3/25/34 (b)	754,418
		Sail NIM Notes:
		Series 2003-BC2A:
141,210	Baa2(g)	Class A, 7.750% due 4/27/33 (a)	101,973
4,550,000	BBB-(h)	Class B, 7.750% due 4/25/33 (a)	1,990,512
85,911	BBB	Series 2004-002A, Class A, 5.500% due 3/27/34 (a)	85,814
178,675	BBB+	Series 2004-004A, Class A, 5.000% due 4/27/34 (a)	178,569
95,998	A-	Series 2004-005A, Class A, 4.500% due 6/27/34 (a)	95,790
167,866	A-	Series 2004-008A, Class A, 5.000% due 9/27/34 (a)	167,190
491,626	BB+	Series 2004-010A, Class B, 7.000% due 11/27/34 (a)	421,644
		Series 2004-011A:
276,352	BBB	Class A2, 4.750% due 1/27/35 (a)	274,941
169,990	BB+	Class B, 7.500% due 1/27/35 (a)	166,886

See Notes to Financial Statements.

24         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 1.8% (continued)
		Series 2004-AA:
$451,490	A-	Class A, 4.500% due 10/27/34 (a)	$449,184
386,858	BBB-	Class B, 7.500% due 10/27/34 (a)	316,081
219,553	BB	Series 2004-BN2A, Class B, 7.000% due 12/27/34 (a)	192,420
		Series 2005-1A:
717,288	BBB+	Class A, 4.250% due 2/27/35 (a)	713,057
390,438	BB+	Class B, 7.500% due 2/27/35 (a)	371,945
218,785	Ba2(g)	Saxon Asset Securities Trust, Series 1999-3, Class BF1A, 8.640% due 12/25/32	192,028
		Sharp SP I LLC, NIM Trust:
99,575	BBB	Series 2004-OP1N, 5.190% due 4/25/34 (a)	99,509
246,601	BBB	Series 2005-HE1N, 5.190% due 2/25/35 (a)	245,650
2,000,000	A	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, 6.229% due 10/25/33 (b)	2,017,899
317,066	Aa2(g)	WMC Mortgage Loan Pass-Thru Certificates, Series 1999-A, Class M2, 6.619% due 10/15/29 (b)	317,585

		Total Home Equity	47,347,451

		TOTAL ASSET-BACKED SECURITIES (Cost — $49,807,662)	47,422,207

MORTGAGE-BACKED SECURITIES — 0.3%
FHLMC — 0.1%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
210,590		8.500% due 9/1/25	228,703
2,251,559		6.000% due 9/1/32	2,278,646

		Total FHLMC	2,507,349

FNMA — 0.2%
		Federal National Mortgage Association (FNMA):
2,113,229		8.000% due 12/1/12	2,205,301
4,759,988		5.500% due 4/1/35	4,715,859

		Total FNMA	6,921,160

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $9,714,603)	9,428,509

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
226,552	BB	Chase Commercial Mortgage Securities Corp., Series 2000-FL1A, Class E, 6.160% due 12/12/13 (a)(b)	226,593
327,006	A+	Commercial Mortgage Pass-Through Certificates, Series 2003-FL9, Class E, 5.369% due 11/15/15 (a)(b)	328,726
		Federal Home Loan Mortgage Corp. (FHLMC):
229,790	AAA	Series 2764, Class DT, 6.000% due 3/15/34 (b)	216,073
698,328	AAA	Series 2780, Class SL, PAC, 6.000% due 4/15/34 (b)	683,548
1,678,182	A+	Impac CMB Trust, Series 2004-04, Class 2M2, 5.879% due 9/25/34 (b)	1,682,366

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         25

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3% (continued)
		MLCC Mortgage Investors Inc.:
$750,000	AA-	Series 2004-A, Class B2, 5.299% due 4/25/29 (b)	$749,615
750,000	AA-	Series 2004-B, Class B2, 5.259% due 5/25/29 (b)	754,128
1,343,395	Aaa(g)	Saco I Trust, Series 2005-2, Class A, 4.579% due 4/25/35 (a)(b)	1,343,658
1,458,387	A-	Sasco NIM Trust, Series 2003-12XS, Class A, 7.500% due 4/28/33 (a)	14,584
		Structured Asset Securities Corp.:
1,001,680	AA	Series 1998-2, Class M1, 5.479% due 2/25/28 (b)	1,002,446
482,848	AA(h)	Series 1998-3, Class M1, 5.379% due 3/25/28 (b)	483,307

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $8,941,840)	7,485,044

SOVEREIGN BOND — 0.0%
Canada — 0.0%
300,000	AA	Province of Ontario, Unsecured Note, 3.282% due 3/28/08 (Cost — $293,136)	290,349

Shares
COMMON STOCKS — 54.0%
CONSUMER DISCRETIONARY — 7.2%
Hotels, Restaurants & Leisure — 0.7%
50,800		Ctrip.com International Ltd., ADR	2,933,700
322,500		McDonald’s Corp.	10,874,700
140,000		Outback Steakhouse Inc.	5,825,400

		Total Hotels, Restaurants & Leisure	19,633,800

Household Durables — 0.3%
367,200		Newell Rubbermaid Inc.	8,732,016

Leisure Equipment & Products — 0.1%
115,000		Marvel Entertainment Inc.*	1,883,700

Media — 4.6%
90,000		Cablevision Systems Corp., New York Group, Class A Shares*	2,112,300
464,800		EchoStar Communications Corp., Class A Shares*	12,628,616
290,000		Interpublic Group of Cos. Inc.*	2,798,500
508,347		Liberty Global Inc., Class A Shares*	11,437,807
528,347		Liberty Global Inc., Series C Shares*	11,200,956
186,495		Liberty Media Corp., Class A Shares*	1,467,716
309,800		News Corp., Class B Shares	5,145,778
150,000		NTL Inc.*	10,212,000
49,300		R.H. Donnelley Corp.*	3,037,866
100,000		Regal Entertainment Group, Class A Shares	1,902,000
993,700		SES Global SA, FDR	17,403,977
1,717,863		Telewest Global Inc.*	40,919,497
225,000		Time Warner Inc.	3,924,000

		Total Media	124,191,013

See Notes to Financial Statements.

26         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Multiline Retail — 0.7%
85,000	Family Dollar Stores Inc.	$2,107,150
307,600	J.C. Penney Co. Inc.	17,102,560

	Total Multiline Retail	19,209,710

Specialty Retail — 0.8%
165,000	Bed Bath & Beyond Inc.*	5,964,750
162,500	Best Buy Co. Inc.	7,065,500
150,000	Sherwin-Williams Co.	6,813,000

	Total Specialty Retail	19,843,250

	TOTAL CONSUMER DISCRETIONARY	193,493,489

CONSUMER STAPLES — 3.5%
Beverages — 0.2%
80,000	PepsiCo Inc.	4,726,400

Food & Staples Retailing — 1.0%
590,000	Kroger Co.*	11,139,200
336,500	Wal-Mart Stores Inc.	15,748,200

	Total Food & Staples Retailing	26,887,400

Food Products — 0.9%
134,900	Hormel Foods Corp.	4,408,532
112,400	Kellogg Co.	4,857,928
230,000	McCormick & Co. Inc., Non Voting Shares	7,111,600
340,000	Sara Lee Corp.	6,426,000

	Total Food Products	22,804,060

Household Products — 0.7%
221,000	Kimberly-Clark Corp.	13,182,650
103,875	Procter & Gamble Co.	6,012,285

	Total Household Products	19,194,935

Tobacco — 0.7%
260,000	Altria Group Inc.	19,427,200

	TOTAL CONSUMER STAPLES	93,039,995

ENERGY — 6.8%
Energy Equipment & Services — 2.1%
435,600	ENSCO International Inc.	19,318,860
290,000	GlobalSantaFe Corp.	13,963,500
178,500	Halliburton Co.	11,059,860
56,000	National-Oilwell Varco Inc.*	3,511,200
307,000	Pride International Inc.*	9,440,250

	Total Energy Equipment & Services	57,293,670

Oil, Gas & Consumable Fuels — 4.7%
135,500	CNX Gas Corp. (a)*	2,811,625
474,400	Marathon Oil Corp.	28,924,168
506,700	Nexen Inc.	24,134,121
337,200	OPTI Canada Inc.*	11,039,002

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         27

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 4.7% (continued)
81,200	Suncor Energy Inc.	$5,126,156
344,400	Total SA, Sponsored ADR	43,532,160
442,600	Williams Cos. Inc.	10,255,042

	Total Oil, Gas & Consumable Fuels	125,822,274

	TOTAL ENERGY	183,115,944

FINANCIALS — 13.9%
Capital Markets — 0.6%
20,000	Goldman Sachs Group Inc.	2,554,200
25,000	Lehman Brothers Holdings Inc.	3,204,250
143,200	Merrill Lynch & Co. Inc.	9,698,936

	Total Capital Markets	15,457,386

Commercial Banks — 1.6%
410,348	Bank of America Corp.	18,937,560
50,000	Wachovia Corp.	2,643,000
279,700	Wells Fargo & Co.	17,573,551
40,000	Zions Bancorporation	3,022,400

	Total Commercial Banks	42,176,511

Consumer Finance — 1.6%
235,300	American Express Co.	12,108,538
364,804	Capital One Financial Corp.	31,519,066

	Total Consumer Finance	43,627,604

Diversified Financial Services — 0.3%
201,180	JPMorgan Chase & Co.	7,984,834

Insurance — 1.2%
142,200	AFLAC Inc.	6,600,924
97,600	American International Group Inc.	6,659,248
50	Berkshire Hathaway Inc., Class A Shares*	4,431,000
132,100	Chubb Corp.	12,899,565
25,000	Hartford Financial Services Group Inc.	2,147,250

	Total Insurance	32,737,987

Real Estate — 7.3%
78,000	Alexandria Real Estate Equities Inc.	6,279,000
265,000	AMB Property Corp.	13,030,050
75,000	American Financial Realty Trust	900,000
30,000	Apartment Investment and Management Co., Class A Shares	1,136,100
180,000	Archstone-Smith Trust	7,540,200
100,000	Ashford Hospitality Trust Inc.	1,049,000
130,000	Avalonbay Communities Inc.	11,602,500
143,200	BioMed Realty Trust Inc.	3,494,080
71,200	Boston Properties Inc.	5,278,056
55,000	BRE Properties Inc., Class A Shares	2,501,400
181,900	CarrAmerica Realty Corp.	6,299,197
50,000	Developers Diversified Realty Corp.	2,351,000

See Notes to Financial Statements.

28         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Real Estate — 7.3% (continued)
85,000	Duke Realty Corp.	$2,839,000
210,000	Equity Office Properties Trust	6,369,300
230,000	Equity Residential	8,997,600
120,000	Federal Realty Investment Trust	7,278,000
273,927	General Growth Properties Inc.	12,871,830
57,500	Global Signal Inc.	2,481,700
130,000	Gramercy Capital Corp.	2,961,400
37,400	Heritage Property Investment Trust	1,249,160
110,000	Highwoods Properties Inc.	3,129,500
123,000	iStar Financial Inc.	4,384,950
100,000	Kimco Realty Corp.	3,208,000
30,000	Macerich Co.	2,014,200
29,000	Pan Pacific Retail Properties Inc.	1,939,810
345,000	ProLogis	16,118,400
160,000	PS Business Parks Inc.	7,872,000
85,000	Public Storage Inc.	5,756,200
105,227	Reckson Associates Realty Corp.	3,786,067
74,000	Regency Centers Corp.	4,362,300
81,000	Republic Property Trust*	972,000
165,000	Simon Property Group Inc.	12,643,950
188,977	SL Green Realty Corp.	14,435,953
110,000	Vornado Realty Trust	9,181,700

	Total Real Estate	196,313,603

Thrifts & Mortgage Finance — 1.3%
230,000	Freddie Mac	15,030,500
285,000	Golden West Financial Corp.	18,810,000

	Total Thrifts & Mortgage Finance	33,840,500

	TOTAL FINANCIALS	372,138,425

HEALTH CARE — 8.2%
Biotechnology — 2.2%
420,500	Abgenix Inc.*	9,044,955
104,000	Amgen Inc.*	8,201,440
160,400	CV Therapeutics Inc.*	3,966,692
385,000	Cytori Therapeutics Inc.*	3,176,250
55,500	Genentech Inc.*	5,133,750
87,100	Genzyme Corp.*	6,164,938
169,100	InterMune Inc.*	2,840,880
54,000	Invitrogen Corp.*	3,598,560
195,200	PDL BioPharma Inc.*	5,547,584
372,330	Vertex Pharmaceuticals Inc.*	10,302,371

	Total Biotechnology	57,977,420

Health Care Equipment & Supplies — 0.4%
259,600	Boston Scientific Corp.*	6,357,604
201,300	DJ Orthopedics Inc.*	5,551,854

	Total Health Care Equipment & Supplies	11,909,458

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         29

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Health Care Providers & Services — 2.3%
90,000	Aetna Inc.	$8,487,900
181,000	Coventry Health Care Inc.*	10,309,760
168,800	DaVita Inc.*	8,548,032
233,450	UnitedHealth Group Inc.	14,506,583
250,000	WellPoint Inc.*	19,947,500

	Total Health Care Providers & Services	61,799,775

Pharmaceuticals — 3.3%
333,000	Abbott Laboratories	13,130,190
85,936	GlaxoSmithKline PLC, Sponsored ADR	4,338,049
281,100	Novartis AG, Sponsored ADR	14,752,128
446,600	Pfizer Inc.	10,414,712
118,300	Sanofi-Aventis	10,366,723
126,100	Sanofi-Aventis, ADR	5,535,790
504,400	Schering-Plough Corp.	10,516,740
79,600	Sepracor Inc.*	4,107,360
100,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,301,000
230,200	Wyeth	10,605,314

	Total Pharmaceuticals	88,068,006

	TOTAL HEALTH CARE	219,754,659

INDUSTRIALS — 4.4%
Aerospace & Defense — 1.8%
477,700	Boeing Co.	33,553,648
359,400	Raytheon Co.	14,429,910

	Total Aerospace & Defense	47,983,558

Building Products — 0.7%
308,100	American Standard Cos. Inc.	12,308,595
214,000	Masco Corp.	6,460,660

	Total Building Products	18,769,255

Commercial Services & Supplies — 0.3%
76,100	Avery Dennison Corp.	4,206,047
71,600	IHS Inc., Class A Shares*	1,469,232

	Total Commercial Services & Supplies	5,675,279

Construction & Engineering — 0.2%
248,600	Chicago Bridge & Iron Co. NV, New York Shares	6,267,206

Industrial Conglomerates — 1.3%
991,900	General Electric Co.	34,766,095

Trading Companies & Distributors — 0.1%
48,200	MSC Industrial Direct Co. Inc., Class A Shares	1,938,604

	TOTAL INDUSTRIALS	115,399,997

INFORMATION TECHNOLOGY — 4.9%
Communications Equipment — 1.6%
709,890	ADC Telecommunications Inc.*	15,858,943
250,000	Comverse Technology Inc.*	6,647,500

See Notes to Financial Statements.

30         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Communications Equipment — 1.6% (continued)
655,300	Nokia Oyj, Sponsored ADR	$11,991,990
2,927,300	Nortel Networks Corp.*	8,957,538

	Total Communications Equipment	43,455,971

Computers & Peripherals — 0.2%
1,580,000	Sun Microsystems Inc.*	6,620,200

Electronic Equipment & Instruments — 0.0%
7,900	Dolby Laboratories Inc., Class A Shares*	134,695

Internet Software & Services — 0.3%
257,200	Digitas Inc.*	3,220,144
110,500	Jupitermedia Corp.*	1,633,190
147,000	Openwave Systems Inc.*	2,568,090

	Total Internet Software & Services	7,421,424

IT Services — 0.1%
119,500	Wright Express Corp.*	2,629,000

Semiconductors & Semiconductor Equipment — 1.0%
325,000	Applied Materials Inc.	5,830,500
275,000	ASML Holding NV, NY Registered Shares*	5,522,000
425,000	Intel Corp.	10,608,000
131,900	Maxim Integrated Products Inc.	4,780,056

	Total Semiconductors & Semiconductor Equipment	26,740,556

Software — 1.7%
144,900	Adobe Systems Inc.	5,355,504
275,000	Cognos Inc.*	9,545,250
1,186,600	Microsoft Corp.	31,029,590

	Total Software	45,930,344

	TOTAL INFORMATION TECHNOLOGY	132,932,190

MATERIALS — 1.8%
Chemicals — 0.9%
278,600	Air Products & Chemicals Inc.	16,490,334
212,600	E.I. du Pont de Nemours & Co.	9,035,500

	Total Chemicals	25,525,834

Containers & Packaging — 0.2%
100,000	Sealed Air Corp.*	5,617,000

Metals & Mining — 0.7%
339,000	Barrick Gold Corp.	9,447,930
348,200	Compass Minerals International Inc.	8,544,828

	Total Metals & Mining	17,992,758

	TOTAL MATERIALS	49,135,592

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         31

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 2.1%
Diversified Telecommunication Services — 0.2%
108,500	Citizens Communications Co.	$1,326,955
141,900	PanAmSat Holding Corp.	3,476,550

	Total Diversified Telecommunication Services	4,803,505

Wireless Telecommunication Services — 1.9%
192,100	ALLTEL Corp.	12,121,510
284,570	American Tower Corp., Class A Shares*	7,711,847
448,700	Dobson Communications Corp., Class A Shares*	3,365,250
175,000	Nextel Partners Inc., Class A Shares*	4,889,500
871,486	Sprint Nextel Corp.	20,357,913
178,500	WiderThan Co. Ltd., ADR*	2,704,275

	Total Wireless Telecommunication Services	51,150,295

	TOTAL TELECOMMUNICATION SERVICES	55,953,800

UTILITIES — 1.2%
Electric Utilities — 0.4%
100,000	Entergy Corp.	6,865,000
125,000	ITC Holdings Corp.	3,511,250

	Total Electric Utilities	10,376,250

Independent Power Producers & Energy Traders — 0.5%
133,000	AES Corp.*	2,105,390
106,900	NRG Energy Inc.*	5,037,128
124,400	TXU Corp.	6,243,636

	Total Independent Power Producers & Energy Traders	13,386,154

Multi-Utilities — 0.3%
156,600	Sempra Energy	7,021,944

	TOTAL UTILITIES	30,784,348

	TOTAL COMMON STOCKS (Cost — $1,105,616,228)	1,445,748,439

PREFERRED STOCK — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Media — 0.1%
1,302	Spanish Broadcasting System Inc., Series B, 10.750% (i) (Cost — $1,323,129)	1,409,415

CONVERTIBLE PREFERRED STOCKS — 1.9%
ENERGY — 0.1%
Energy Equipment & Services — 0.1%
50,000	Hanover Compressor Capital Trust, 7.250% due 12/15/29	2,468,750

FINANCIALS — 1.5%
Real Estate — 1.3%
430,000	Host Marriott Finance Trust, 6.750% due 12/2/26	27,036,250
105,000	Simon Property Group Inc., 6.000% due 12/31/49	6,751,500

	Total Real Estate	33,787,750

See Notes to Financial Statements.

32         SB Capital and Income Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 0.2%
155,000	Sovereign Capital Trust IV, 4.375% due 3/1/34	$6,820,000

	TOTAL FINANCIALS	40,607,750

TELECOMMUNICATION SERVICES — 0.3%
Wireless Telecommunication Services — 0.3%
46,732	Dobson Communications Corp., 6.000% due 8/19/16	7,991,172

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $38,682,769)	51,067,672

Contracts
PURCHASED OPTION — 0.2%
4,300	S&P 500 Index, Put @ 1,200, expires 3/06 (Cost — $4,791,490)	4,816,000

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $2,119,826,533)	2,466,248,004

Face Amount
SHORT-TERM INVESTMENT — 6.7%
Repurchase Agreement — 6.7%
$178,895,000	Interest in $1,010,317,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06; Proceeds at maturity - $178,979,876; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value - $182,513,077) (Cost — $178,895,000)	178,895,000

	TOTAL INVESTMENTS — 98.9% (Cost — $2,298,721,533#)	2,645,143,004
	Other Assets in Excess of Liabilities — 1.1%	28,927,775

	TOTAL NET ASSETS — 100.0%	$2,674,070,779

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2005.
(c)	Security is currently in default.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(e)	Convertible bonds are exchangeable for common stock of Sprint Nextel Corp.
(f)	Illiquid security.
(g)	Rating by Moody’s Investors Service. All ratings are unaudited.
(h)	Rating by Fitch Ratings Service. All ratings are unaudited.
(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is $2,302,812,020.

See pages 34 and 35 for definitions of ratings.

Abbreviations used in this schedule:
ADR	—American Depositary Receipt
FDR	—Fiduciary Depositary Receipt
MASTR	—Mortgage Asset Securitization Transactions Inc.
NIM	—Net Interest Margin
PAC	—Planned Amortization Cost

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         33

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

34         SB Capital and Income Fund 2005 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

SB Capital and Income Fund 2005 Annual Report         35

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $2,298,721,533)	$2,645,143,004
Foreign currency, at value (Cost — $142,085)	143,590
Cash	692
Dividends and interest receivable	18,458,613
Receivable for securities sold	12,101,095
Receivable for Fund shares sold	4,466,637
Prepaid expenses	100,207

Total Assets	2,680,413,838

LIABILITIES:
Payable for Fund shares repurchased	1,691,675
Management fee payable	1,652,051
Distributions payable	1,235,396
Distribution fees payable (Notes 2 and 4)	576,233
Transfer agent fees payable	467,434
Payable for securities purchased	448,896
Deferred compensation payable	28,347
Trustees’ fees payable	3,487
Accrued expenses	239,540

Total Liabilities	6,343,059

Total Net Assets	$2,674,070,779

NET ASSETS:
Par value (Note 6)	$156,620
Paid-in capital in excess of par value	2,387,284,174
Undistributed net investment income	1,050,812
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(60,842,575)
Net unrealized appreciation on investments and foreign currencies	346,421,748

Total Net Assets	$2,674,070,779

Shares Outstanding:
Smith Barney Class A	93,575,406

Smith Barney Class B	35,245,688

Smith Barney Class C	26,173,694

Smith Barney Class O	1,403,468

Smith Barney Class Y	161,666

Salomon Brothers Class A	29,488

Salomon Brothers Class B	15,611

Salomon Brothers Class C	15,386

Net Asset Value:
Smith Barney Class A (and redemption price)	$17.12

Smith Barney Class B*	$16.99

Smith Barney Class C*	$17.02

Smith Barney Class O*	$17.01

Smith Barney Class Y (and redemption price)	$17.37

Salomon Brothers Class A (and redemption price)	$17.12

Salomon Brothers Class B*	$16.95

Salomon Brothers Class C*	$16.98

Maximum Public Offering Price Per Share:
Smith Barney Class A (based on maximum sales charge of 5.00%)	$18.02

Salomon Brothers Class A (based on maximum sales charge of 5.75%)	$18.16

*	Redemption price is NAV of Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares reduced by a 5.00%, 1.00%, 1.00%, 5.00% and 1.00% contingent deferred sales charge (“CDSC”), respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

36         SB Capital and Income Fund 2005 Annual Report

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Interest	$82,065,964
Dividends	24,747,049
Less: Foreign taxes withheld	(372,660)
Income from securities lending	829,831

Total Investment Income	107,270,184

EXPENSES:
Investment advisory fee (Note 2)	14,129,787
Distribution fees (Notes 2 and 4)	12,415,946
Administration fees (Note 2)	4,445,693
Transfer agent fees (Notes 2 and 4)	2,957,656
Shareholder reports (Note 4)	273,690
Custody fees	217,216
Registration fees	163,245
Insurance	55,212
Legal fees	49,221
Audit and tax	40,295
Trustees’ fees	29,421
Miscellaneous expense	9,289

Total Expenses	34,786,671
Less: Expense reimbursement (Note 2)	(5,623)

Net Expenses	34,781,048

Net Investment Income	72,489,136

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	52,356,581
Futures contracts	3,802,600
Foreign currency transactions	(11,559)

Net Realized Gain	56,147,622

Change in Net Unrealized Appreciation/Depreciation From:
Investments	40,781,637
Futures contracts	(864,400)
Foreign currencies	(4,260)

Change in Net Unrealized Appreciation/Depreciation	39,912,977

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	96,060,599

Increase in Net Assets From Operations	$168,549,735

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         37

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004
OPERATIONS:
Net investment income	$72,489,136	$70,098,448
Net realized gain	56,147,622	71,694,645
Change in net unrealized appreciation/depreciation	39,912,977	60,013,320

Increase in Net Assets From Operations	168,549,735	201,806,413

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(73,952,192)	(70,209,297)

Decrease in Net Assets From Distributions to Shareholders	(73,952,192)	(70,209,297)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	612,851,185	588,695,087
Reinvestment of distributions	58,814,697	53,544,276
Cost of shares repurchased	(489,732,890)	(472,755,972)

Increase in Net Assets From Fund Share Transactions	181,932,992	169,483,391

Increase in Net Assets	276,530,535	301,080,507
NET ASSETS:
Beginning of year	2,397,540,244	2,096,459,737

End of year*	$2,674,070,779	$2,397,540,244

* Includes undistributed (overdistributed) net investment income of:	$1,050,812	$(1,792,624)

See Notes to Financial Statements.

38         SB Capital and Income Fund 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Smith Barney Class A Shares(1)	2005	2004	2003(2)	2002	2001
Net Asset Value, Beginning of Year	$16.50	$15.55	$11.99	$14.56	$16.19

Income (Loss) From Operations:
Net investment income	0.53	0.54	0.62	0.64	0.70	(3)
Net realized and unrealized gain (loss)	0.62	0.94	3.60	(2.55)	(1.27	)(3)

Total Income (Loss) From Operations	1.15	1.48	4.22	(1.91)	(0.57)

Less Distributions From:
Net investment income	(0.53)	(0.53)	(0.63)	(0.66)	(0.78)
Net realized gains	—	—	—	—	(0.28)
Return of capital	—	—	(0.03)	—	—

Total Distributions	(0.53)	(0.53)	(0.66)	(0.66)	(1.06)

Net Asset Value, End of Year	$17.12	$16.50	$15.55	$11.99	$14.56

Total Return(4)	7.11%	9.75%	36.17%	(13.25)%	(3.65)%

Net Assets, End of Year (millions)	$1,602	$1,356	$1,086	$716	$879

Ratios to Average Net Assets:
Gross expenses	1.13%	1.12%	1.12%	1.15%	1.08%
Net expenses	1.13	1.09 (5)	1.12	1.15	1.08
Net investment income	3.17	3.41	4.60	4.95	4.50	(3)

Portfolio Turnover Rate	49%	66%	77%	77%	85%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 11, 2003, Class A shares were renamed Smith Barney Class A shares.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.56%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and the administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         39

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Smith Barney Class B Shares(1)	2005	2004	2003(2)	2002	2001
Net Asset Value, Beginning of Year	$16.38	$15.45	$11.90	$14.44	$16.05

Income (Loss) From Operations:
Net investment income	0.43	0.45	0.55	0.56	0.60	(3)
Net realized and unrealized gain (loss)	0.63	0.93	3.58	(2.52)	(1.24	)(3)

Total Income (Loss) From Operations	1.06	1.38	4.13	(1.96)	(0.64)

Less Distributions From:
Net investment income	(0.45)	(0.45)	(0.55)	(0.58)	(0.69)
Net realized gains	—	—	—	—	(0.28)
Return of capital	—	—	(0.03)	—	—

Total Distributions	(0.45)	(0.45)	(0.58)	(0.58)	(0.97)

Net Asset Value, End of Year	$16.99	$16.38	$15.45	$11.90	$14.44

Total Return(4)	6.60%	9.16%	35.56%	(13.69)%	(4.14)%

Net Assets, End of Year (millions)	$599	$620	$612	$474	$745

Ratios to Average Net Assets:
Gross expenses	1.66%	1.63%	1.63%	1.63%	1.62%
Net expenses	1.66	1.61 (5)	1.63	1.63	1.62
Net investment income	2.63	2.88	4.11	4.40	3.94	(3)

Portfolio Turnover Rate	49%	66%	77%	77%	85%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 11, 2003, Class B shares were renamed Smith Barney Class B shares.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.00%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and the administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

40         SB Capital and Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Smith Barney Class C Shares(1)	2005	2004(2)	2003(3)	2002	2001
Net Asset Value, Beginning of Year	$16.42	$15.50	$11.94	$14.48	$16.08

Income (Loss) From Operations:
Net investment income	0.39	0.41	0.50	0.54	0.56	(4)
Net realized and unrealized gain (loss)	0.62	0.93	3.60	(2.54)	(1.24	)(4)

Total Income (Loss) From Operations	1.01	1.34	4.10	(2.00)	(0.68)

Less Distributions From:
Net investment income	(0.41)	(0.42)	(0.51)	(0.54)	(0.64)
Net realized gains	—	—	—	—	(0.28)
Return of capital	—	—	(0.03)	—	—

Total Distributions	(0.41)	(0.42)	(0.54)	(0.54)	(0.92)

Net Asset Value, End of Year	$17.02	$16.42	$15.50	$11.94	$14.48

Total Return(5)	6.29%	8.83%	35.17%	(13.90)%	(4.35)%

Net Assets, End of Year (millions)	$445	$392	$289	$100	$95

Ratios to Average Net Assets:
Gross expenses	1.93%	1.90%	1.89%	1.91%	1.88%
Net expenses	1.93	1.88 (6)	1.89	1.91	1.88
Net investment income	2.37	2.63	3.69	4.24	3.73	(4)

Portfolio Turnover Rate	49%	66%	77%	77%	85%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Smith Barney Class L shares were renamed Smith Barney Class C shares.
(3)	On April 11, 2003, Class L shares were renamed as Smith Barney Class L shares.
(4)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.79%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(6)	The investment adviser and the administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         41

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Smith Barney Class O Shares(1)	2005	2004	2003(2)	2002	2001
Net Asset Value, Beginning of Year	$16.40	$15.47	$11.91	$14.45	$16.07

Income (Loss) From Operations:
Net investment income	0.44	0.45	0.56	0.57	0.61	(3)
Net realized and unrealized gain (loss)	0.63	0.94	3.58	(2.53)	(1.26	)(3)

Total Income (Loss) From Operations	1.07	1.39	4.14	(1.96)	(0.65)

Less Distributions From:
Net investment income	(0.46)	(0.46)	(0.55)	(0.58)	(0.69)
Net realized gains	—	—	—	—	(0.28)
Return of capital	—	—	(0.03)	—	—

Total Distributions	(0.46)	(0.46)	(0.58)	(0.58)	(0.97)

Net Asset Value, End of Year	$17.01	$16.40	$15.47	$11.91	$14.45

Total Return(4)	6.62%	9.18%	35.64%	(13.67)%	(4.16)%

Net Assets, End of Year (millions)	$24	$26	$28	$23	$34

Ratios to Average Net Assets:
Gross expenses	1.59%	1.61%	1.60%	1.60%	1.60%
Net expenses	1.59	1.58 (5)	1.60	1.60	1.60
Net investment income	2.69	2.90	4.16	4.46	3.97	(3)

Portfolio Turnover Rate	49%	66%	77%	77%	85%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 11, 2003, Class O shares were renamed Smith Barney Class O shares.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.03%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and the administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

42         SB Capital and Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Smith Barney Class Y Shares(1)	2005	2004	2003(2)	2002	2001
Net Asset Value, Beginning of Year	$16.72	$15.72	$12.12	$14.71	$16.36

Income (Loss) From Operations:
Net investment income	0.59	0.60	0.68	0.70	0.75	(3)
Net realized and unrealized gain (loss)	0.64	0.98	3.63	(2.58)	(1.28	)(3)

Total Income (Loss) From Operations	1.23	1.58	4.31	(1.88)	(0.53)

Less Distributions From:
Net investment income	(0.58)	(0.58)	(0.68)	(0.71)	(0.84)
Net realized gains	—	—	—	—	(0.28)
Return of capital	—	—	(0.03)	—	—

Total Distributions	(0.58)	(0.58)	(0.71)	(0.71)	(1.12)

Net Asset Value, End of Year	$17.37	$16.72	$15.72	$12.12	$14.71

Total Return(4)	7.53%	10.32%	36.62%	(12.90)%	(3.33)%

Net Assets, End of Year (millions)	$3	$3	$81	$67	$78

Ratios to Average Net Assets:
Gross expenses	0.79%	0.77%	0.77%	0.77%	0.77%
Net expenses	0.79	0.76 (5)	0.77	0.77	0.77
Net investment income	3.50	3.58	4.99	5.33	4.80	(3)

Portfolio Turnover Rate	49%	66%	77%	77%	85%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 11, 2003, Class Y shares were renamed Smith Barney Class Y shares.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.86%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and the administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         43

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Salomon Brothers Class A Shares(1)	2005	2004	2003(2)
Net Asset Value, Beginning of Year	$16.50	$15.56	$13.68

Income From Operations:
Net investment income	0.49	0.51	0.17
Net realized and unrealized gain	0.63	0.96	1.98

Total Income From Operations	1.12	1.47	2.15

Less Distributions From:
Net investment income	(0.50)	(0.53)	(0.24)
Return of capital	—	—	(0.03)

Total Distributions	(0.50)	(0.53)	(0.27)

Net Asset Value, End of Year	$17.12	$16.50	$15.56

Total Return(3)	6.91%	9.67%	15.90%

Net Assets, End of Year (000s)	$505	$259	$32

Ratios to Average Net Assets:
Gross expenses	1.96%	7.61%	1.37	%(4)
Net expenses(5)	1.37 (6)	1.37 (7)	1.37	(4)
Net investment income	2.96	3.24	3.17	(4)

Portfolio Turnover Rate	49%	66%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period August 4, 2003 (inception date) to December 31, 2003.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.37%.
(6)	The investment adviser voluntarily reimbursed expenses.
(7)	The investment adviser and the administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

44         SB Capital and Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Salomon Brothers Class B Shares(1)	2005	2004	2003(2)
Net Asset Value, Beginning of Year	$16.36	$15.45	$14.26

Income From Operations:
Net investment income	0.35	0.38	0.10
Net realized and unrealized gain	0.61	0.95	1.27

Total Income From Operations	0.96	1.33	1.37

Less Distributions From:
Net investment income	(0.37)	(0.42)	(0.15)
Return of capital	—	—	(0.03)

Total Distributions	(0.37)	(0.42)	(0.18)

Net Asset Value, End of Year	$16.95	$16.36	$15.45

Total Return(3)	5.94%	8.78%	9.73%

Net Assets, End of Year (000s)	$265	$191	$27

Ratios to Average Net Assets:
Gross expenses	3.32%	12.98%	2.21	%(4)
Net expenses(5)	2.21 (6)	2.21 (7)	2.21	(4)
Net investment income	2.10	2.36	2.51	(4)

Portfolio Turnover Rate	49%	66%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period September 23, 2003 (inception date) to December 31, 2003.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.21%.
(6)	The investment adviser voluntarily reimbursed expenses.
(7)	The investment adviser and the administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

SB Capital and Income Fund 2005 Annual Report         45

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Salomon Brothers Class C Shares(1)	2005	2004(2)	2003(3)
Net Asset Value, Beginning of Year	$16.38	$15.48	$14.30

Income From Operations:
Net investment income	0.34	0.35	0.09
Net realized and unrealized gain	0.61	0.97	1.27

Total Income From Operations	0.95	1.32	1.36

Less Distributions From:
Net investment income	(0.35)	(0.42)	(0.15)
Return of capital	—	—	(0.03)

Total Distributions	(0.35)	(0.42)	(0.18)

Net Asset Value, End of Year	$16.98	$16.38	$15.48

Total Return(4)	5.92%	8.70%	9.60%

Net Assets, End of Year (000s)	$261	$128	$5

Ratios to Average Net Assets:
Gross expenses	3.05%	7.50%	2.31	%(5)
Net expenses(6)	2.31 (7)	2.31 (8)	2.31	(5)
Net investment income	2.04	2.38	2.31	(5)

Portfolio Turnover Rate	49%	66%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(3)	For the period September 23, 2003 (inception date) to December 31, 2003.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.31%.
(7)	The investment adviser voluntarily reimbursed expenses.
(8)	The investment adviser and the administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

46         SB Capital and Income Fund 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The SB Capital and Income Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Income Funds (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates, as a substitute for buying or selling securities, as a cash flow management technique, and to increase the Fund’s total return. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

SB Capital and Income Fund 2005 Annual Report         47

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets

48         SB Capital and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(h) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$4,306,492	$(4,306,492)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax accretion of premium on fixed income securities.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), and the Fund’s sub-adviser,

SB Capital and Income Fund 2005 Annual Report         49

Notes to Financial Statements (continued)

Salomon Brothers Asset Management Inc (“SBAM” or the “Sub-Adviser”), previously indirect wholly-owned subsidiaries of Citigroup, have become wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory, administrative and sub-advisory contract to terminate. The Fund’s shareholders approved new investment management and sub-advisory contracts between the Fund, the Manager and SBAM, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

SBFM has entered into a sub-advisory agreement with SBAM. Pursuant to the sub-advisory agreement, the Sub-Adviser is responsible for the day-to-day fund operations and investment decisions of the Fund. SBFM pays SBAM a sub-advisory fee calculated at the annual rate of 0.375% of the Fund’s average daily net assets.

Prior to October 1, 2005, the Fund paid the Manager an investment advisory fee calculated at an annual rate of 0.55% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

Effective October 1, 2005, the administration fee payable by the Fund was changed to the following breakpoint schedule:

Administration Fee
First $1 billion	0.200%
Next $1 billion	0.175
Next $3 billion	0.150
Next $5 billion	0.125
Over $10 billion	0.100

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.

Under the new Management agreement, effective December 1, 2005, the Fund pays the Manager a management fee in accordance with the following schedule:

Management Fee
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

During the year ended December 31, 2005, the Fund’s Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares had voluntary expense limitations in place of 1.37%, 2.21%, and 2.31%, respectively. These expense limitations can be terminated at any time by the Manager. During the year ended December 31, 2005, the Manager voluntarily reimbursed the Fund for certain expenses in the amount of $5,623.

50         SB Capital and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent with respect to its Smith Barney Classes of shares. PFPC acted as the Fund’s transfer agent with respect to its Salomon Brothers Classes of shares. PFPC and Primerica Shareholder Services (“PSS”) acted as the Fund’s sub-transfer agents with respect to its Smith Barney Classes of shares. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended December 31, 2005, the Fund paid transfer agent fees of $1,811,280 to CTB. In addition, for the period ended December 31, 2005, the Fund also paid $11,803 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributors, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% and 5.75% for Smith Barney Class A and Salomon Brothers Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Smith Barney Class B and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Smith Barney Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A shares, which, when combined with current holdings of Smith Barney Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended December 31, 2005, CGM, PFS, their affiliates and LMIS received sales charges of approximately $8,946,000 on sales of the Fund’s Smith Barney Class A shares. In addition, for the period ended December 31, 2005, CDSCs paid to CGM, PFS, their affiliates and LMIS were approximately:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O
CDSCs	$2,000	$748,000	$30,000	$0	*

*	Amount represents less than $1,000.

SB Capital and Income Fund 2005 Annual Report         51

Notes to Financial Statements (continued)

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

As of December 31, 2005, the Fund has accrued $28,347 as deferred compensation.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,348,630,594	$5,045,821

Sales	1,151,763,500	—

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$398,761,726
Gross unrealized depreciation	(56,430,742)

Net unrealized appreciation	$342,330,984

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Plan, the Fund pays a service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund also pays a distribution fee with respect to its Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.50%, 0.75%, 0.45%, 0.75% and 0.75% of the average daily net assets for each class, respectively.

52         SB Capital and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

For the year ended December 31, 2005, total distribution fees, which are accrued daily and paid monthly, were as follows:

Distribution Fees
Smith Barney Class A	$3,648,720
Smith Barney Class B	4,466,261
Smith Barney Class C	4,123,421
Smith Barney Class O	172,938
Salomon Brothers Class A	867
Salomon Brothers Class B	2,142
Salomon Brothers Class C	1,597

For the year ended December 31, 2005, total transfer agent fees were as follows:

Transfer Agent Fees
Smith Barney Class A	$1,544,525
Smith Barney Class B	753,961
Smith Barney Class C	628,365
Smith Barney Class O	29,098
Smith Barney Class Y	334
Salomon Brothers Class A	509
Salomon Brothers Class B	464
Salomon Brothers Class C	400

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

Shareholder Reports Expenses
Smith Barney Class A	$138,751
Smith Barney Class B	73,051
Smith Barney Class C	51,804
Smith Barney Class O	2,450
Smith Barney Class Y	342
Salomon Brothers Class A	2,782
Salomon Brothers Class B	2,851
Salomon Brothers Class C	1,659

SB Capital and Income Fund 2005 Annual Report         53

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
Smith Barney Class A	$46,476,408	$40,844,708
Smith Barney Class B	16,333,341	17,709,465
Smith Barney Class C(1)	10,345,546	9,362,888
Smith Barney Class O	680,077	769,520
Smith Barney Class Y	98,290	1,512,697
Salomon Brothers Class A	10,340	4,703
Salomon Brothers Class B	4,774	4,053
Salomon Brothers Class C(1)	3,416	1,263

Total	$73,952,192	$70,209,297

(1)	On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed Smith Barney Class C and Salomon Brothers Class C shares, respectively.

6.	Shares of Beneficial Interest

At December 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

54         SB Capital and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Smith Barney Class A
Shares sold	22,252,936	$369,736,274	20,541,793	$322,148,522
Shares issued on reinvestment	2,294,730	38,067,733	2,094,610	32,777,917
Shares repurchased	(13,203,354)	(219,390,828)	(10,245,440)	(160,590,843)

Net Increase	11,344,312	$188,413,179	12,390,963	$194,335,596

Smith Barney Class B
Shares sold	8,646,744	$142,348,874	9,028,049	$140,804,765
Shares issued on reinvestment	784,543	12,896,807	881,678	13,700,900
Shares repurchased	(12,029,172)	(197,633,969)	(11,638,013)	(181,016,373)

Net Decrease	(2,597,885)	$(42,388,288)	(1,728,286)	$(26,510,708)

Smith Barney Class C(1)
Shares sold	6,041,175	$99,893,641	7,944,724	$124,493,742
Shares issued on reinvestment	442,218	7,294,528	413,449	6,445,007
Shares repurchased	(4,156,558)	(68,534,215)	(3,188,402)	(49,640,140)

Net Increase	2,326,835	$38,653,954	5,169,771	$81,298,609

Smith Barney Class O
Shares sold	12,223	$200,541	27,461	$426,967
Shares issued on reinvestment	32,928	541,703	39,275	611,000
Shares repurchased	(230,368)	(3,812,021)	(274,829)	(4,287,605)

Net Decrease	(185,217)	$(3,069,777)	(208,093)	$(3,249,638)

Smith Barney Class Y
Shares sold	5,987	$97,387	15,539	$244,559
Shares issued on reinvestment	23	371	77	1,239
Shares repurchased	(11,534)	(198,861)	(5,028,277)	(77,122,721)

Net Decrease	(5,524)	$(101,103)	(5,012,661)	$(76,876,923)

Salomon Brothers Class A
Shares sold	22,304	$371,996	13,706	$211,446
Shares issued on reinvestment	590	9,783	288	4,523
Shares repurchased	(9,119)	(150,047)	(328)	(5,186)

Net Increase	13,775	$231,732	13,666	$210,783

Salomon Brothers Class B
Shares sold	3,947	$66,268	15,934	$248,759
Shares issued on reinvestment	171	2,794	191	2,959
Shares repurchased	(213)	(3,456)	(6,165)	(93,104)

Net Increase	3,905	$65,606	9,960	$158,614

Salomon Brothers Class C(1)
Shares sold	8,096	$136,204	7,443	$116,327
Shares issued on reinvestment	59	978	47	731
Shares repurchased	(576)	(9,493)	—	—

Net Increase	7,579	$127,689	7,490	$117,058

(1)	On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed Smith Barney Class C and Salomon Brothers Class C shares, respectively.

SB Capital and Income Fund 2005 Annual Report         55

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

	Smith Barney Class					Salomon Class
Record Date Payable Date	Class A	Class B	Class C	Class O	Class Y	Class A	Class B	Class C
1/30/2006 1/31/2006	$0.044000	$0.035900	$0.032000	$0.037900	$0.050000	$0.040600	$0.028400	$0.027100

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$73,952,192	$70,209,297

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$706,805
Capital loss carryforward(*)	(50,163,874)
Other book/tax temporary differences(a)	(6,244,207)
Unrealized appreciation/(depreciation)(b)	342,331,261

Total Accumulated Earnings/(Losses) — Net	$286,629,985

(*)	During the taxable year ended December 31, 2005, the Fund utilized $57,876,337 of its capital loss carryover available from prior years. As of December 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2010	$(45,080,942)
12/31/2011	(5,082,932)

$(50,163,874)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains on certain futures contracts and the deferral of post-October capital losses for tax purposes.
(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book & tax amortization methods for premiums on fixed income securities and the difference between the book and tax cost basis of investments in real estate investment trusts.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM

56         SB Capital and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Fund’s investment manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

SB Capital and Income Fund 2005 Annual Report         57

Notes to Financial Statements (continued)

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial posi -

58         SB Capital and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

tion or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the SEC (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

* * *

Effective February 17, 2006, the Fund will stop offering Smith Barney Class O shares, except to existing shareholders in connection with the reinvestment of distributions. Also effective February 17, 2006, the Fund will stop offering any remaining Salomon Brothers share classes, except to existing shareholders in connection with the reinvestment of distributions and the conversion of Salomon Brothers Class B shares to Salomon Brothers Class A shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Smith Barney Class O shares and all of the outstanding Salomon Brothers shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value. Smith Barney Class O shares and all of the outstanding Salomon Brothers shares of the Fund will be converted automatically, and shareholders will receive, at the close of business on April 21, 2006, Smith Barney Class A shares with the same value as their existing shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

SB Capital and Income Fund 2005 Annual Report         59

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SB Capital and Income Fund, a series of Smith Barney Income Funds, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SB Capital and Income Fund as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

60         SB Capital and Income Fund 2005 Annual Report

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited)

The members of the Board of Smith Barney Income Funds — SB Capital and Income Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement”). The Board received and considered a variety of information about the Manager, Salomon Brothers Asset Management Inc., the Fund’s sub-adviser (“the Subadviser”) and the Fund’s distributor(s), as well as the advisory, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement and Sub-Advisory Agreement.

In approving the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund

SB Capital and Income Fund 2005 Annual Report         61

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “flexible portfolio funds” by Lipper, showed that although the Fund’s performance for the 1-year period was within the median range, the Fund’s performance for the 3-, 5- and 10-year periods was better than the median. Based on their review, the Board concluded that the Fund’s relative investment performance was satisfactory

62         SB Capital and Income Fund 2005 Annual Report

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees and comparable information for other subadvised funds, as well as other accounts managed by the Subadviser, and, in this connection, the amount of the Contractual and Actual Management Fees retained by the Manager after payment of the subadvisory fee. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 8 retail front-end load funds (including the Fund) classified as “flexible portfolio funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the median range of fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was also within the median range. After discussion with the Board, the Manager offered to and will institute fee breakpoints effective on or about October 1, 2005 that will reduce the administration fees of the Fund; as the Fund’s assets grow the impact of the breakpoints will increase.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

SB Capital and Income Fund 2005 Annual Report         63

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. To the extent available, the Board also reviewed information provided by the Subadviser with respect to the Subadviser’s profitability in providing sub-advisory services to the Fund. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board noted that Management Fee effective on or about October 1, 2005 will be 0.75% of the first $1 billion of net assets; 0.725% of the next $1 billion of net assets; 0.70% of the next $3 billion of net assets; 0.675% of the next $5 billion of net assets and 0.65% of net assets over $10 billion.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management and Sub-Advisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement and the Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

64         SB Capital and Income Fund 2005 Annual Report

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

SB Capital and Income Fund 2005 Annual Report         65

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

Additional Information (continued)

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

66         SB Capital and Income Fund 2005 Annual Report

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

Additional Information (continued)

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

SB Capital and Income Fund 2005 Annual Report         67

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the SB Capital and Income Fund (“Fund”) are managed under the direction of the Smith Barney Income Fund’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL 33455 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

68         SB Capital and Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 203); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

SB Capital and Income Fund 2005 Annual Report         69

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Investment Officer	Since 2002	Managing Director of CAM	N/A	N/A

Michael Sedoy, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Investment Officer	Since 2005	Director of Salomon Brothers Asset Management Inc; prior to November 2002, utilities analyst for Alliance Capital Management.	N/A	N/A

70         SB Capital and Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SB Capital and Income Fund 2005 Annual Report         71

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new Management agreement and Sub-Advisory agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	73,961,683.830	1,693,349.553	2,721,278.216	2,510,518.000
New Sub-Advisory Agreement	73,892,389.703	1,758,635.211	2,725,286.685	2,510,518.000

Election of Trustees1

Nominees:	Votes For	Authority Withheld	Abstentions
Lee Abraham	363,970,309.421	12,151,009.270	7,498.080
Jane F. Dasher	364,159,098.896	11,962,219.795	7,498.080
Richard E. Hanson, Jr.	364,145,994.128	11,975,324.563	7,498.080
Paul Hardin	364,043,269.081	12,078,049.610	7,498.080
Roderick C. Rasmussen	363,954,362.679	12,166,956.012	7,498.080
John P. Toolan	364,074,892.512	12,046,426.179	7,498.080
R. Jay Gerken	363,907,661.666	12,213,657.025	7,498.080

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

72         SB Capital and Income Fund 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

Record Date:	Monthly
Payable Date:	Monthly

Ordinary Income
Qualified Dividend Income for Individuals	19.88%

Dividends Qualifying for the Dividends Received Deduction for Corporations	20.06%

Please retain this information for your records.

SB Capital and Income Fund 2005 Annual Report         73

SB Capital and Income Fund

TRUSTEES

Lee Abraham

Jane F. Dasher

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Robert J. Brault

Chief Financial Officer
and Treasurer

Mark J. McAllister, CFA

Investment Officer

Michael Sedoy, CFA

Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering Compliance Officer

OFFICERS (CONTINUED)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

SUB-ADVISER

Salomon Brothers Asset Management Inc

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Smith Barney Income Funds – SB Capital and Income Fund. It is not for distribution to prospective investors unless accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

@2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD0420 2/06	06-9675

Smith Barney Income Funds

SB Capital and Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

SB CAPITAL AND INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,500 in 2004 and $33,500 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,500 in 2004 and $2,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Income Funds

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Income Funds ‘ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Income Funds

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Income Funds

Date:	March 10, 2006

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Smith Barney Income Funds

Date:	March 10, 2006